UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21979

Nuveen Investment Trust V

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Annual Report September 30, 2017

Class / Ticker Symbol
	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen Preferred Securities and Income Fund (formerly known as Nuveen Preferred Securities Fund)	NPSAX	NPSCX	NPSTX	NPSFX	NPSRX	NTPSX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed’s job of managing interest rates could become more complicated in the years ahead.

Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Preferred Securities and Income Fund (formerly the Nuveen Preferred Securities Fund)

The Nuveen Preferred Securities and Income Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. Douglas M. Baker, CFA, and Brenda A. Langenfeld, CFA, serve as the Fund’s portfolio management team.

Effective September 29, 2017 as approved by the Fund’s Board of Trustees, the Nuveen Preferred Securities Fund’s name was changed to the Nuveen Preferred Securities and Income Fund. Also effective September 29, 2017, the Fund will invest at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred and other income producing securities, including hybrid securities such as contingent capital securities.

Here Doug and Brenda discuss economic and market conditions, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2017?

The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of 3% or better growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “advance” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.0%, down slightly from 3.1% in the second quarter, but beating analysts’ expectations that Hurricanes Harvey, Irma and Maria would have more meaningfully depressed output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.

Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.2% in September 2017 from 4.9% in September 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) increased 2.2% over the twelve-month reporting period ended September 30, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.1% annual gain in August 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.9%, respectively.

With the U.S. economy delivering a sustainable, while muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July and September 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). Toward the end of the reporting period, legislators refocused their efforts on tax reform. In October (after the close of the reporting period), President Trump nominated Jerome Powell to succeed Fed Chair Janet Yellen when her term expires in February 2018. Geopolitical risks also remained prominent, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

The credit markets, in particular the $25 par market, corrected in the weeks leading up to the November 2016 election as interest rates began to rise after the European Central Bank hinted that bond buying to its balance sheet was unsustainable. The Trump campaign’s upset victory caused U.S. Treasury bonds to plummet and the $25 par market to experience technical selling pressure going into a tax loss selling season at the end of 2016. Since then valuations have pushed higher for all of the preferred securities markets as spreads closed at their tightest levels since 2006. The ICE BofA/Merrill Lynch U.S. All Capital Securities Index which represents the $1,000 par market returned 6.97%, ICE BofA/Merrill Lynch Fixed Rate Preferred Securities Index which represents the $25 par market returned 5.91% while the ICE BofA/Merrill Lynch Contingent Capital USD Hedged Index which represents the contingent capital (CoCos) market returned 15.95%.

How did the Fund perform during the twelve-month reporting period ended September 30, 2017?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the one-year, five-year, ten-year and/or since inception periods ended September 30, 2017. Comparative performance information is provided for the Fund’s Class A Share total return at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the ICE BofA/Merrill U. S. All Capital Securities Index and Lipper classification average, but underperformed the Custom Benchmark Index. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the twelve-month reporting period ended September 30, 2017 and how did these strategies influence performance?

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in preferred securities and other income producing securities, including but not limited to contingent capital securities (CoCos). The Fund normally invests at least 50% of its net assets in securities rated investment grade (BBB/Baa or higher) at the time of purchase by at least one independent rating agency and unrated securities judged to be of comparable quality by the Fund’s portfolio managers. The Fund may invest up to 50% of its net assets in securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield” securities or “junk” bonds. The Fund may also invest in U.S. dollar-denominated securities issued by non-U.S. companies. The Fund intends to invest at least 25% of its assets in the securities of companies principally engaged in financial services.

6	NUVEEN

The Fund’s portfolio is actively managed, seeking to capitalize on strong and continuously improving credit fundamentals across the issuer base, the category’s healthy yield level, and inefficiencies that often evolve between the $25 par retail and the $1,000 par institutional sides of the market. The Fund’s strategy has a bias toward highly regulated industries, like utilities, banks and insurance companies, in hopes of benefitting from the added scrutiny of regulatory oversight.

We employ an investment approach, using a top-down process to position the Fund’s portfolio in a manner that reflects the investment team’s overall macro-economic outlook, while also incorporating a bottom-up approach that includes fundamental credit research, security structure selection, and option adjusted spread (OAS) analysis. The process begins with identifying the investable universe of $1,000 par and $25 par securities. In an effort to capitalize on the inefficiencies between different investor bases within this universe, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets, as will periods where valuations trend in one direction for an extended period of time. This dynamic is often related to differences in how retail and institutional markets perceive and price risk, as well as differences in retail and institutional investors’ ability to source substitute investments. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

During the twelve month reporting period ended September 30, 2017, we incorporated several themes within the Fund relative to its benchmark, including: an overweight to the $1,000 par side of the market; an overweight to securities that have coupons with reset features (floating rate, fixed-to-floating rate, fixed-to-fixed rate); an overweight to U.S.-domiciled issuers; and an underweight to contingent capital securities.

With respect to the investment themes listed above, we do not anticipate materially changing the Fund’s positioning in the near future. We feel that valuations on the $25 par retail side of the market remain rich versus the $1,000 par institutional side of the market. As a result, we will likely maintain an overweight to $1,000 par securities to capitalize upon this relative value opportunity. Moreover, the overweight to $1,000 par securities allows us to position defensively against a rising interest rate environment. We feel that this is an immense benefit to our investors as one of the primary risks to the asset class is the potential negative impact on our security prices as a result of rising interest rates. In addition to standard interest rate risk, sometimes referred to as duration or duration risk, callable fixed rate coupon securities, like the majority of our investible universe, are also subject to duration extension risk in a rising rate environment. Duration extension risk refers to fact that the duration of callable fixed rate coupon securities tends to extend, and thereby increase the bond’s interest rate risk going forward, during periods of rising interest rates, exactly the time when investors would suffer greater losses due to longer duration. Luckily, duration and duration extension risk can be managed by allocating to securities that have coupons with reset features (i.e., floating rate, fixed-to-floating rate, fixed-to-fixed rate). All else equal, these securities can have lower duration profiles and eliminate or mitigate a significant amount of duration extension risk compared to a simple fixed-rate coupon structure. These non-fixed rate coupon structures are far more common on the $1,000 par side of the market. As a result, our overweight to $1,000 par securities allows us to position opportunistically from a relative value perspective, while also allowing us to position the Fund defensively against the risk associated with rising interest rates. As of the end of the reporting period, the Fund had an approximate 85% allocation to securities with coupons that have reset features, compared to approximately 71% exposure in the benchmark index.

The Fund’s overweight to $1,000 par structures contributed to relative performance during the reporting period. First, and as of the beginning of the reporting period, valuations on the $25 par side of the market were already quite rich versus the $1,000 par side of the market. Retail investors have historically demonstrated a strong bias for income-generating investments. Couple this natural bias with a prolonged period of low interest rates, and the level of urgency for retail investors to source income increased significantly. Within the preferred securities and contingent capital securities markets, the $25 par side of the market is arguably best positioned to benefit from retail demand. These securities are available in small, retail-sized denominations, and they are easily accessible to retail investors as most are exchange traded. Unfortunately, many retail investors lack the wherewithal to calculate relative value metrics such as yield-to-worst and OAS, instead often simply focusing on the size of a particular security’s coupon. Given these underlying forces, it is no surprise that this disproportionate retail demand has driven $25 par security valuations to such very rich levels versus $1,000 par valuations. We should also note that flows during the reporting period into preferred security exchange-traded funds (ETFs), the largest of which only invests in $25 par or equivalent security structures, were quite meaningful. Several ETFs in our category have reached, or recently had reached, record number of shares outstanding as of the writing of this commentary. These ETF flows were another source of indiscriminate demand for $25 par structures, helping to push valuations to today’s relatively rich levels.

NUVEEN	7

Portfolio Managers’ Comments (continued)

Second, interest rates generally moved higher during the reporting period, disproportionately weighing on the $25 par valuations. As stated previously, the $25 par side of the market is primarily comprised of fixed-rate coupon callable structures. All else equal, these securities may contain more duration and duration extension risk compared to securities with coupons that have reset features. As a result, during a rising rate environment, it is common for investors to rotate away from fixed-rate coupon structures and into other coupon structures like floating rate, fixed-to-floating rate, and/or fixed-to-fixed rate coupon securities. Because coupons with reset features are more common on the $1,000 par side of the market, the rotation into these structures often results in investors rotating out of $25 par securities and into the $1,000 par securities. This dynamic also contributed to the recent relative outperformance of the $1,000 par side of the market.

During the twelve month reporting period, the Fund held an overweight to U.S.-domiciled issuers. Unfortunately, this positioning detracted from performance relative to the benchmark, as non-U.S.-domiciled issuers outperformed meaningfully during this time. Taking a closer look at the U.S. versus non-U.S. allocation, the underweight to non-U.S. issuers was primarily due to an underweight to contingent capital securities. At the end of the reporting period, the Fund had an allocation of around 23% to contingent capital securities, well below the 40% allocation within the benchmark index. While still a meaningful underweight versus the index, we increased the Fund’s allocation to these securities by approximately 4%. Positive developments within the European bank sector during this time disproportionately benefited European banks and other non-U.S. domiciled issuers, and the contingent capital security market. Of particular note, the orderly forced sales of three troubled banks under the European Union’s Bank Recovery and Resolution Directive brought closure to headlines that had been plaguing the sector. In addition, after several months of negotiations between Italian regulators and the European Commission, a precautionary recapitalization for Monte dei Paschi was also approved. These actions cleared some of the last meaningful hurdles that had been hindering further recovery within the European bank sector. On another note, we should also acknowledge that an improving European geopolitical backdrop also disproportionately benefited our non-U.S. issuers during the reporting period. The defeat of populist parties in the March 2017 Dutch elections, the May 2017 French elections, as well as the September 2017 German elections helped alleviate concerns regarding destabilization of the European Union (EU), especially after the U.K.’s decision in 2016 to break from the EU.

However, while the non-U.S. segment of the market outperformed the domestic market, the U.S. segment still posted respectably positive returns. In our opinion, the U.S. segment benefited from a combination of both positive technical and fundamental factors. First, supply out of U.S. banks remained light during the reporting period as most had already exceeded their regulatory capital requirements. Lack of new issue supply coupled with continued strong demand resulted in a supportive dynamic for valuations. Second, the incredibly strong performance of U.S. banks in the annual regulatory stress tests once again confirmed the tremendous strength of U.S. bank balance sheets. This likely contributed to spread compression during the reporting period, reflecting the decreasing fundamental risk profile of our domestic banks. The combination of these factors contributed significantly to the positive performance of securities issued by our U.S.-domiciled institutions, but just not enough to keep pace with the non-U.S. segment of the market.

As we have discussed in previous reports, the Fund held a meaningful overweight to the insurance and industrial subsectors versus the Custom Benchmark Index, with an offsetting underweight to the bank, utility and REIT (real estate investment trust) subsectors. With respect to the overweight in insurance names, this was intended to capitalize on what has been, and is expected to be, light or negligible new issue flow out of the insurance sector for the foreseeable future. The insurance sector in general has been, and continues to be, over-capitalized and in little need of additional capital such as preferred securities even after an active 2017 hurricane season. As expected, we observed very little new issue flow out of the insurance sector. However, now that many of our U.S. banks have fully met their Additional Tier 1 capital requirements, we expect little net new issue flow out of this sector as well. As a result, we anticipate the relative overweight to the insurance sector versus the bank sector. On the other hand, the overweight to the industrial sector was more passive in nature and was due more to the previous reclassification of our General Electric Company exposure from financial services to the industrial sector.

On a final note, the Fund continued to invest in interest rate swap contracts to reduce the duration of its preferred stock portfolio. During the reporting period interest rates increased. As a result, the swap position contributed to performance.

8	NUVEEN

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, illiquid securities risk, concentration risk, non-diversification risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Certain types of preferred or debt securities with special loss absorption provisions, such as contingent capital securities (CoCos), may be or become so subordinated that they present risks equivalent to, or in some cases even greater than, the same company’s common stock. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2017, the Fund had a positive UNII balance for tax purposes and a negative UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

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10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Preferred Securities and Income Fund

(formerly known as Nuveen Preferred Securities Fund)

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	9.11%	7.29%	7.23%
Class A Shares at maximum Offering Price	3.95%	6.25%	6.71%
ICE BofA/Merrill Lynch U.S. All Capital Securities Index	6.97%	7.23%	4.61%
Custom Benchmark Index	10.49%	6.31%	5.30%
Lipper Flexible Income Funds Classification Average	6.93%	5.22%	5.96%

Class C Shares	8.31%	6.49%	6.45%
Class I Shares	9.43%	7.56%	7.51%

	Average Annual
	1-Year	5-Year	Since Inception
Class R3 Shares	8.82%	7.02%	9.60%

	1-Year	Since Inception
Class R6 Shares	9.42%	10.46%

Since Inception
Class T Shares*	2.70%
Class T Shares at maximum Offering Price*	0.13%

Since inception returns for Class R3, Class R6 Shares and Class T Shares are from 9/29/09, 6/30/16 and 5/31/17, respectively. Since Inception returns for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a minimum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T
Expense Ratios	1.07%	1.82%	1.32%	0.75%	0.82%	1.07%

*	Class T Shares are not available for public offering.

12	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	The ICE BofA/Merrill Lynch U.S. All Capital Securities Index is the Fund’s current broad-based market index used for Fund performance presentations. The inception of the ICE BofA/Merrill Lynch U.S. All Capital Securities Index was 3/31/12, and the performance shown for that Index is its own for the period after that date, with prior performance for that Index being represented by the Fund’s previous broad-based market index, the ICE BofA/Merrill Lynch Fixed Rate Preferred Securities Index, whose stand-alone performance is also included in the presentation for comparison.

NUVEEN	13

Yields as of September 30, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transaction with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Preferred Securities and Income Fund

(formerly known as Nuveen Preferred Securities Fund)

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I	Class T1
Dividend Yield	5.03%	4.53%	5.04%	5.51%	5.52%	5.15%
SEC 30-Day Yield – Subsidized	3.90%	3.35%	3.86%	4.42%	4.35%	4.01%
SEC 30-Day Yield – Unsubsidized	3.90%	3.35%	3.86%	4.42%	4.35%	4.01%

1	The SEC Yield for Class A Shares and Class T Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	NUVEEN

Holding

Summaries as of September 30, 2017

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc.1 This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Preferred Securities and Income Fund

(formerly known as Nuveen Preferred Securities Fund)

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	22.4%
Corporate Bonds	0.5%
$1,000 Par (or similar) Institutional Preferred	49.8%
Contingent Capital Securities	23.1%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	2.9%
Net Assets	100%

Top Five Issuers

(% of net assets)

Financial Security Assurance Holdings	2.9%
Lloyds Banking Group PLC	2.8%
General Electric Capital Corporation	2.6%
Intesa Sanpaolo SpA	2.3%
JP Morgan Chase & Company	2.1%

Portfolio Composition

(% of net assets)

Banks	45.5%
Insurance	15.5%
Capital Markets	9.0%
Diversified Financial Services	4.9%
Food Products	4.1%
Consumer Finance	2.9%
Industrial Conglomerates	2.6%
Electric Utilities	1.9%
Other	9.4%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	2.9%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term
investments)

A	4.1%
BBB	51.5%
BB or Lower	42.2%
N/R (not rated)	2.2%
Total	100%

Country Allocation

(% of net assets)2

United States	60.4%
United Kingdom	9.9%
France	6.8%
Italy	3.4%
Australia	3.1%
Switzerland	3.0%
Netherlands	2.1%
Canada	2.0%
Spain	1.6%
Bermuda	1.4%
Other	3.4%
Other Assets Less Liabilities	2.9%
Net Assets	100%

1	The Fund’s investment limitations with respect to ratings are based on the highest rating provided by any independent rating agency, including agencies other than the three named above.

2	Includes 1.6% (as a percentage of net assets) in emerging markets countries.

NUVEEN	15

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class T Shares reflect only the first 123 days of the Classes’ operations, they may not provide a meaningful understanding of the Classes’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2017.

The beginning of the period is April 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Preferred Securities and Income Fund

(formerly known as Nuveen Preferred Securities Fund)

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,054.20	$1,049.70	$1,052.10	$1,055.40	$1,055.40	$1,027.00
Expenses Incurred During the Period	$5.25	$9.15	$6.53	$3.61	$3.97	$3.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.95	$1,016.14	$1,018.70	$1,021.56	$1,021.21	$1,019.95
Expenses Incurred During the Period	$5.16	$9.00	$6.43	$3.55	$3.90	$3.44

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.02%, 1.78%, 1.27%, 0.70% and 0.77% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). For Class T Shares, expenses are equal to the Fund’s annualized net expense ratio of 1.02% multiplied by the average account value over the period, multiplied by 123/365 (to reflect 123 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

16	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Preferred Securities and Income Fund (formerly known as Nuveen Preferred Securities Fund and one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 28, 2017

NUVEEN	17

Nuveen Preferred Securities and Income Fund

(formerly known as Nuveen Preferred Securities Fund)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Coupon	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 95.8%

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 22.4%

	Banks – 5.9%

382,800	AgriBank FCB, (3)	6.875%	BBB+	$42,299,400

615,317	Citigroup Inc.	7.125%	BB+	17,838,040

455,325	Cobank Agricultural Credit Bank, 144A, (3)	6.250%	BBB+	48,819,400

131,336	Cobank Agricultural Credit Bank, (3)	6.200%	BBB+	14,184,288

508,667	Countrywide Capital Trust III	7.000%	BBB–	13,230,429

511,006	Fifth Third Bancorp.	6.625%	Baa3	15,325,070

680,670	Huntington BancShares Inc.	6.250%	Baa3	18,663,971

280,000	Huntington BancShares Inc.	4.004%	Baa3	5,145,000

77,023	PNC Financial Services	6.125%	Baa2	2,211,330

209,727	Private Bancorp Incorporated	7.125%	N/R	5,262,134

121,670	Regions Financial Corporation	6.375%	Ba1	3,096,502

893,326	Regions Financial Corporation	6.375%	Ba1	25,531,257

70,000	U.S. Bancorp.	6.500%	A3	2,040,500

210,254	Wells Fargo REIT	6.375%	BBB+	5,554,911

91,584	Zions Bancorporation	6.300%	BB–	2,538,709
	Total Banks			221,740,941

	Capital Markets – 3.0%

221,300	Goldman Sachs Group, Inc.	5.500%	Ba1	6,030,425

1,314,913	Morgan Stanley	7.125%	Ba1	38,579,547

677,709	Morgan Stanley	6.875%	Ba1	19,579,013

1,336,045	Morgan Stanley	5.850%	Ba1	36,527,470

230,910	Northern Trust Corporation	5.850%	BBB+	6,010,587

303,157	State Street Corporation	5.350%	Baa1	8,251,934
	Total Capital Markets			114,978,976

	Consumer Finance – 1.0%

362,212	Discover Financial Services	6.500%	BB–	9,218,295

1,018,736	GMAC Capital Trust I	5.785%	B+	26,894,630
	Total Consumer Finance			36,112,925

	Diversified Financial Services – 1.2%

501,886	KKR Financial Holdings LLC	7.375%	BBB	12,943,640

31,870	Compeer Financial, 144A, (3)	6.750%	BB	34,080,981
	Total Diversified Financial Services			47,024,621

	Diversified Telecommunication Services – 0.1%

161,495	Verizon Communications Inc.	5.900%	A–	4,391,049

18	NUVEEN

Shares	Description (1)	Coupon	Ratings (2)	Value

	Electric Utilities – 0.0%

52,325	SCE Trust V	5.450%	Baa1	$1,459,868

	Food Products – 1.7%

506,287	CHS Inc.	7.875%	N/R	14,854,461

12,881	CHS Inc.	7.500%	N/R	369,427

785,062	CHS Inc.	7.100%	N/R	22,774,649

470,500	CHS Inc.	6.750%	N/R	12,962,275

53,000	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	5,616,346

66,700	Dairy Farmers of America Inc., 144A, (3)	7.875%	Baa3	7,537,100
	Total Food Products			64,114,258

	Insurance – 5.5%

220,922	American Financial Group	6.000%	Baa2	5,911,873

20,587	Arch Capital Group Limited	6.750%	BBB	523,939

1,221,542	Aspen Insurance Holdings Limited	5.950%	BBB–	34,032,160

741,540	Aspen Insurance Holdings Limited	5.625%	BBB–	18,605,239

483,905	Axis Capital Holdings Limited	5.500%	BBB	12,276,670

129,141	Delphi Financial Group, Inc., (3)	1.764%	BB+	2,711,961

187,876	Hartford Financial Services Group Inc.	7.875%	BBB–	5,703,915

1,146,819	Kemper Corporation	7.375%	Ba1	30,448,045

892,087	Maiden Holdings Limited	8.250%	BB	22,614,405

27,765	Maiden Holdings Limited	7.125%	BB	719,669

470,218	Maiden Holdings NA Limited	7.750%	BBB–	12,305,605

563,048	PartnerRe Limited	7.250%	Baa2	16,187,630

597,500	Reinsurance Group of America Inc.	6.200%	BBB	16,998,875

803,196	Reinsurance Group of America, Inc.	5.750%	BBB	23,244,492

201,165	Torchmark Corporation	6.125%	BBB+	5,397,257
	Total Insurance			207,681,735

	Oil, Gas & Consumable Fuels – 1.0%

277,700	Nustar Energy LP	8.500%	Ba3	7,506,231

390,000	Nustar Energy LP	7.625%	Ba3	10,042,500

808,295	Nustar Logistics Limited Partnership	7.625%	Ba2	20,498,361
	Total Oil, Gas & Consumable Fuels			38,047,092

	Thrifts & Mortgage Finance – 1.7%

405,287	Federal Agricultural Mortgage Corporation	6.875%	N/R	10,804,546

400,000	Federal Agricultural Mortgage Corporation	6.000%	N/R	11,228,000

1,506,768	New York Community Bancorp Inc.	6.375%	Ba1	43,982,558
	Total Thrifts & Mortgage Finance			66,015,104

NUVEEN	19

Nuveen Preferred Securities and Income Fund (continued)

(formerly known as Nuveen Preferred Securities Fund)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Coupon		Ratings (2)	Value

	U.S. Agency – 1.3%

434,310	Farm Credit Bank of Texas, 144A, (3)	6.750%		Baa1	$47,665,523
	Total $25 Par (or similar) Retail Preferred (cost $791,196,538)				849,232,092

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 0.5%

	Insurance – 0.5%

$3,777	Fairfax Financial Holdings Ltd	7.750%	7/15/37	BBB–	$4,556,925

8,000	Genworth Holdings Inc.	4.800%	2/15/24	B	6,840,000

7,267	Security Benefit Life Insurance Company, 144A	7.450%	10/01/33	BBB	8,727,673
$19,044	Total Corporate Bonds (cost $20,031,276)				20,124,598

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 49.8%

	Automobiles – 0.6%

20,475	General Motors Financial Company Inc.	5.750%	N/A (4)	BB+	$21,217,219

	Banks – 21.4%

3,494	Bank of America Corporation	8.000%	N/A (4)	BB+	3,543,964

43,778	Bank of America Corporation	6.500%	N/A (4)	BB+	49,496,501

44,205	Bank of America Corporation	6.300%	N/A (4)	BB+	49,951,650

10,745	Bank of America Corporation	6.250%	N/A (4)	BB+	11,846,363

6,149	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	7,613,397

3,955	Citigroup Capital III	7.625%	12/01/36	BBB–	5,118,932

36,643	Citigroup Inc.	6.250%	N/A (4)	BB+	41,223,375

33,772	Citigroup Inc.	6.125%	N/A (4)	BB+	36,136,040

7,463	Citigroup Inc.	5.950%	N/A (4)	BB+	8,032,054

40,642	Citigroup Inc.	5.875%	N/A (4)	BB+	42,450,569

23,675	Citizens Financial Group Inc.	5.500%	N/A (4)	BB+	24,681,187

24,175	Cobank Agricultural Credit Bank	6.250%	N/A (4)	BBB+	26,668,192

13,035	Commerzbank AG, 144A	8.125%	9/19/23	BBB	15,845,878

2,000	Dresdner Funding Trust, 144A	8.151%	6/30/31	BB+	2,565,248

9,048	HSBC Capital Funding LP, Debt, 144A	10.176%	N/A (4)	BBB+	14,380,710

69,372	JP Morgan Chase & Company	6.750%	N/A (4)	BBB–	79,348,387

61,112	JP Morgan Chase & Company	5.300%	N/A (4)	BBB–	63,709,260

18,340	KeyCorp	5.000%	N/A (4)	Baa3	18,981,900

13,350	Lloyds Bank PLC, 144A	12.000%	N/A (4)	BBB–	18,037,479

9,341	M&T Bank Corporation	6.450%	N/A (4)	Baa2	10,371,873

21,156	M&T Bank Corporation	5.125%	N/A (4)	Baa2	22,359,248

20	NUVEEN

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

19,400	PNC Financial Services	5.000%	N/A (4)	Baa2	$20,321,500

22,562	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	25,382,250

17,862	Royal Bank of Scotland Group PLC	7.648%	N/A (4)	Ba2	22,693,671

12,625	SunTrust Bank Inc.	5.625%	N/A (4)	Baa3	13,193,125

27,861	SunTrust Bank Inc.	5.050%	N/A (4)	Baa3	28,487,872

790	US Bancorp	5.125%	N/A (4)	A3	837,400

16,635	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	16,676,587

15,120	Wells Fargo & Company	7.980%	N/A (4)	BBB	15,573,600

32,655	Wells Fargo & Company	5.900%	N/A (4)	BBB	35,553,131

70,625	Wells Fargo & Company	5.875%	N/A (4)	BBB	78,605,625
	Total Banks				809,686,968

	Capital Markets – 2.7%

11,775	Bank of New York Mellon	4.950%	N/A (4)	Baa1	12,223,922

57,719	Goldman Sachs Group Inc.	5.375%	N/A (4)	Ba1	59,802,656

7,130	Goldman Sachs Group Inc.	5.300%	N/A (4)	Ba1	7,638,013

16,657	Morgan Stanley	5.550%	N/A (4)	Ba1	17,354,512

5,607	State Street Corporation	5.250%	N/A (4)	Baa1	5,901,367
	Total Capital Markets				102,920,470

	Commercial Services & Supplies – 0.8%

28,570	AerCap Global Aviation Trust, 144A	6.500%	6/15/45	BB	31,248,438

	Consumer Finance – 1.9%

17,190	American Express Company	5.200%	N/A (4)	Baa2	17,641,237

12,687	American Express Company	4.900%	N/A (4)	Baa2	12,924,881

40,577	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	42,352,244
	Total Consumer Finance				72,918,362

	Diversified Financial Services – 2.2%

12,300	BNP Paribas, 144A	7.195%	N/A (4)	BBB	14,437,125

6,700	Depository Trust & Clearing Corporation, 144A	4.875%	N/A (4)	A	6,976,375

30,193	Rabobank Nederland, 144A	11.000%	N/A (4)	Baa2	34,118,090

24,660	Voya Financial Inc.	5.650%	5/15/53	Baa3	26,188,920
	Total Diversified Financial Services				81,720,510

	Electric Utilities – 1.9%

16,255	Electricite de France, 144A	5.250%	N/A (4)	BBB	16,869,602

47,620	Emera, Inc.	6.750%	6/15/76	BBB–	54,167,750
	Total Electric Utilities				71,037,352

	Energy Equipment & Services – 0.3%

10,166	Transcanada Trust	5.875%	8/15/76	BBB	11,030,110

NUVEEN	21

Nuveen Preferred Securities and Income Fund (continued)

(formerly known as Nuveen Preferred Securities Fund)

Portfolio of Investments	September 30, 2017

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Equity Real Estate Investment Trusts – 1.0%

29,918	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (4)	Ba1	$37,397,500

	Food Products – 2.4%

13,500	Dairy Farmers of America Inc., 144A	7.125%	N/A (4)	Baa3	14,883,750

10,614	Land O Lakes Capital Trust I, 144A	7.450%	3/15/28	Ba1	12,073,425

32,710	Land O’ Lakes Incorporated, 144A	8.000%	N/A (4)	BB	36,389,875

25,570	Land O’ Lakes Incorporated, 144A	7.250%	N/A (4)	BB	27,679,525
	Total Food Products				91,026,575

	Industrial Conglomerates – 2.6%

94,340	General Electric Capital Corporation	5.000%	N/A (4)	A	99,783,418

	Insurance – 9.5%

5,750	AXA SA	8.600%	12/15/30	A3	8,236,875

112,205	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	109,960,900

4,743	La Mondiale SAM, Reg S	7.625%	12/31/49	BBB	5,045,366

18,876	MetLife Inc., 144A	9.250%	4/08/38	BBB	28,030,860

27,542	MetLife Inc.	5.250%	N/A (4)	BBB	28,394,700

3,945	Principal Financial Group	4.700%	5/15/55	Baa2	4,052,698

34,450	Provident Financing Trust I	7.405%	3/15/38	Baa3	39,617,500

8,900	Prudential Financial Inc.	5.875%	9/15/42	BBB+	9,856,750

7,179	Prudential Financial Inc.	5.625%	6/15/43	BBB+	7,825,110

3,390	Prudential Financial Inc.	5.200%	3/15/44	BBB+	3,603,994

36,443	QBE Insurance Group Limited, 144A	7.500%	11/24/43	Baa2	42,137,219

22,947	QBE Insurance Group Limited, Reg S	6.750%	12/02/44	BBB	25,837,634

48,732	Symetra Financial Corporation, 144A	8.300%	10/15/37	Baa2	48,732,000
	Total Insurance				361,331,606

	Machinery – 0.2%

8,968	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	9,326,720

	Metals & Mining – 0.5%

18,798	BHP Billiton Finance USA Limited, 144A	6.250%	10/19/75	A–	20,630,805

	Oil, Gas & Consumable Fuels – 0.2%

6,805	Enterprise Products Operating LLP	5.250%	8/16/77	Baa2	6,864,544

	U.S. Agency – 0.6%

18,350	Farm Credit Bank of Texas, 144A	10.000%	N/A (4)	Baa1	22,387,000

	Wireless Telecommunication Services – 1.0%

24,905	Viacom Inc.	6.250%	2/28/57	Ba1	25,060,656

11,265	Viacom Inc.	5.875%	2/28/57	Ba1	11,265,000
	Total Wireless Telecommunication Services				36,325,656
	Total $1,000 Par (or similar) Institutional Preferred (cost $1,781,709,992)				1,886,853,253

22	NUVEEN

Principal Amount (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 23.1%

	Banks – 18.3%

$12,957	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A	6.750%	N/A (4)	Baa2	$14,641,410

16,600	Banco Bilbao Vizcaya Argentaria S.A, Reg S	9.000%	N/A (4)	BB	17,181,000

7,400	Banco Santander SA, Reg S	6.375%	N/A (4)	Ba1	7,539,327

6,185	Banco Mercantil del Norte, 144A	7.625%	N/A (4)	BB	6,747,835

63,725	Barclays PLC	8.250%	N/A (4)	BB+	67,309,531

19,207	Barclays PLC, Reg S	7.875%	N/A (4)	BB+	20,911,621

4,531	Credit Agricole SA, 144A	7.875%	N/A (4)	BBB–	5,067,470

51,752	Credit Agricole SA, 144A	8.125%	N/A (4)	BBB–	61,261,430

10,165	Credit Agricole, S.A, 144A	6.625%	N/A (4)	BBB–	10,495,363

15,465	HSBC Holdings PLC	6.875%	N/A (4)	BBB	16,837,519

14,500	HSBC Holdings PLC	6.375%	N/A (4)	BBB	15,555,745

21,555	ING Groep N.V	6.500%	N/A (4)	BBB–	23,091,871

6,771	ING Groep N.V, Reg S	6.875%	N/A (4)	BBB–	7,295,752

82,030	Intesa Sanpaolo SpA, 144A	7.700%	N/A (4)	Ba3	85,618,813

95,561	Lloyds Banking Group PLC	7.500%	N/A (4)	BB+	107,147,771

14,630	Nordea Bank AB, 144A	6.125%	N/A (4)	BBB	15,690,675

27,613	Royal Bank of Scotland Group PLC	7.500%	N/A (4)	Ba3	28,917,714

33,421	Royal Bank of Scotland Group PLC	8.625%	N/A (4)	Ba3	37,055,534

25,010	Societe Generale, 144A	7.875%	N/A (4)	BB+	27,804,868

42,720	Societe Generale, 144A	7.375%	N/A (4)	BB+	46,244,400

5,000	Societe Generale, Reg S	8.250%	N/A (4)	BB+	5,287,500

9,010	Standard Chartered PLC, 144A	7.500%	N/A (4)	Ba1	9,618,175

8,828	Standard Chartered PLC, 144A	6.500%	N/A (4)	Ba1	8,991,088

5,800	Swedbank AB, Reg S	5.500%	N/A (4)	BBB	5,988,500

41,285	UniCredit SpA, Reg S	8.000%	N/A (4)	B+	43,504,069
641,721	Total Banks				695,804,981

	Capital Markets – 3.3%

49,941	Credit Suisse Group AG, 144A	7.500%	N/A (4)	BB	56,433,829

12,255	Macquarie Bank Limited, 144A	6.125%	N/A (4)	Ba1	12,680,249

18,490	UBS Group AG, Reg S	7.125%	N/A (4)	BBB–	19,650,063

32,315	UBS Group AG, Reg S	7.000%	N/A (4)	BBB–	36,290,521
113,001	Total Capital Markets				125,054,662

	Diversified Financial Services – 1.5%

22,012	BNP Paribas, 144A	7.375%	N/A (4)	BBB–	24,873,560

11,500	BNP Paribas, 144A	6.750%	N/A (4)	BBB–	12,290,625

NUVEEN	23

Nuveen Preferred Securities and Income Fund (continued)

(formerly known as Nuveen Preferred Securities Fund)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1), (5)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services (continued)

$19,148	BNP Paribas, 144A	7.625%	N/A (4)	BBB–	$21,038,865
52,660	Total Diversified Financial Services				58,203,050
$807,382	Total Contingent Capital Securities (cost $834,903,431)				879,062,693
	Total Long-Term Investments (cost $3,427,841,237)				3,635,272,636

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 1.3%

	REPURCHASE AGREEMENTS – 1.3%

$47,441	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/17, repurchase price $47,441,780, collateralized by $48,475,000 U.S. Treasury Notes, 2.250%, due 2/15/27, value $48,391,090	0.120%	10/02/17		$47,441,306
	Total Short-Term Investments (cost $47,441,306)				47,441,306
	Total Investments (cost $3,475,282,543) – 97.1%				3,682,713,942
	Other Assets Less Liabilities – 2.9% (6)				109,922,509
	Net Assets – 100%				$3,792,636,451

Investments in Derivatives as of September 30, 2017

Interest Rate Swaps (OTC Cleared)

Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (7)	Maturity Date	Value	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)
$80,000,000	Receive	3-Month LIBOR	2.474%	Semi-Annually	7/13/16	7/13/21	$(1,836,071)	$(1,836,071)	$82,668

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

LIBOR	London Inter-Bank Offered Rate

See accompanying notes to financial statements.

24	NUVEEN

Statement of

Assets and Liabilities	September 30, 2017

Assets
Long-term investments, at value (cost $3,427,841,237)	$3,635,272,636
Short-term investments, at value (cost approximates value)	47,441,306
Cash	5,778,480
Cash collateral at broker for investments in swaps (1)	1,501,512
Receivable for:
Dividends	6,284,020
Interest	39,745,061
Investments sold	67,096,126
Shares sold	13,479,933
Variation margin on swap contracts	82,668
Other assets	178,435
Total assets	3,816,860,177
Liabilities
Payable for:
Dividends	3,902,765
Investments purchased	5,759,555
Shares redeemed	11,189,407
Accrued expenses:
Management fees	2,017,890
Trustees fees	112,597
12b-1 distribution and service fees	333,112
Other	908,400
Total liabilities	24,223,726
Net assets	$3,792,636,451

See accompanying notes to financial statements.

NUVEEN	25

Statement of Assets and Liabilities (continued)

Class A Shares
Net assets	$458,980,392
Shares outstanding	25,907,405
Net asset value (“NAV”) per share	$17.72
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$18.60
Class C Shares
Net assets	$291,646,920
Shares outstanding	16,449,483
NAV and offering price per share	$17.73
Class R3 Shares
Net assets	$2,411,915
Shares outstanding	135,191
NAV and offering price per share	$17.84
Class R6 Shares
Net assets	$4,021,329
Shares outstanding	226,687
NAV and offering price per share	$17.74
Class I Shares
Net assets	$3,035,550,666
Shares outstanding	171,247,642
NAV and offering price per share	$17.73
Class T Shares (2)
Net assets	$25,229
Shares outstanding	1,424
NAV per share	$17.72
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$18.17
Net assets consist of:
Capital paid-in	$3,601,936,039
Undistributed (Over-distribution of) net investment income	(11,978,656)
Accumulated net realized gain (loss)	(2,916,260)
Net unrealized appreciation (depreciation)	205,595,328
Net assets	$3,792,636,451
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash pledged to collateralize the net payment obligations for investments in swaps.

(2)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

26	NUVEEN

Statement of

Operations	Year Ended September 30, 2017

Investment Income
Dividends	$52,777,111
Interest (net of tax withheld of $24,108)	136,623,313
Total investment income	189,400,424
Expenses
Management fees	20,008,619
12b-1 service fees – Class A Shares	1,142,780
12b-1 distribution and service fees – Class C Shares	2,703,611
12b-1 distribution and service fees – Class R3 Shares	12,007
12b-1 distribution and service fees – Class T Shares (1)	21
Shareholder servicing agent fees	2,562,879
Custodian fees	282,391
Trustees fees	94,014
Professional fees	145,664
Shareholder reporting expenses	276,358
Federal and state registration fees	364,878
Other	54,680
Total expenses	27,647,902
Net investment income (loss)	161,752,522
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,038,837)
Swaps	(1,220,660)
Change in net unrealized appreciation (depreciation) of:
Investments	111,790,898
Swaps	3,386,131
Net realized and unrealized gain (loss)	110,917,532
Net increase (decrease) in net assets from operations	$272,670,054

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

NUVEEN	27

Statement of

Changes in Net Assets

	Year Ended 9/30/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$161,752,522	$116,472,376
Net realized gain (loss) from:
Investments	(3,038,837)	(3,116,698)
Swaps	(1,220,660)	(2,802)
Change in net unrealized appreciation (depreciation) of:
Investments	111,790,898	56,619,489
Swaps	3,386,131	(2,244,936)
Net increase (decrease) in net assets from operations	272,670,054	167,727,429
Distributions to Shareholders
From net investment income:
Class A Shares	(24,686,684)	(25,111,700)
Class C Shares	(12,612,675)	(11,065,077)
Class R3 Shares	(123,012)	(118,559)
Class R6 Shares (1)	(239,494)	(83,704)
Class I Shares	(129,127,804)	(81,585,740)
Class T Shares (2)	(444)	—
From accumulated net realized gains:
Class A Shares	—	(2,019,702)
Class C Shares	—	(901,766)
Class R3 Shares	—	(12,238)
Class R6 Shares (1)	—	—
Class I Shares	—	(4,740,071)
Class T Shares (2)	—	—
Decrease in net assets from distributions to shareholders	(166,790,113)	(125,638,557)
Fund Share Transactions
Proceeds from sale of shares	2,082,706,449	1,506,766,204
Proceeds from shares issued to shareholders due to reinvestment of distributions	125,790,112	97,319,973
	2,208,496,561	1,604,086,177
Cost of shares redeemed	(1,069,313,181)	(756,924,427)
Net increase (decrease) in net assets from Fund share transactions	1,139,183,380	847,161,750
Net increase (decrease) in net assets	1,245,063,321	889,250,622
Net assets at the beginning of period	2,547,573,130	1,658,322,508
Net assets at the end of period	$3,792,636,451	$2,547,573,130
Undistributed (Over-distribution of) net investment income at the end of period	$(11,978,656)	$(4,350,819)

(1)	Class R6 Shares were established on June 30, 2016.

(2)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

28	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	29

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/06)
2017	$17.14	$0.90	$0.62	$1.52	$(0.94)	$—	$(0.94)	$17.72
2016	16.85	0.92	0.38	1.30	(0.94)	(0.07)	(1.01)	17.14
2015	17.34	0.95	(0.41)	0.54	(0.94)	(0.09)	(1.03)	16.85
2014	17.05	0.99	0.64	1.63	(1.00)	(0.34)	(1.34)	17.34
2013	17.15	1.01	0.09	1.10	(1.04)	(0.16)	(1.20)	17.05
Class C (12/06)
2017	17.15	0.77	0.62	1.39	(0.81)	—	(0.81)	17.73
2016	16.87	0.79	0.37	1.16	(0.81)	(0.07)	(0.88)	17.15
2015	17.35	0.82	(0.40)	0.42	(0.81)	(0.09)	(0.90)	16.87
2014	17.06	0.86	0.64	1.50	(0.87)	(0.34)	(1.21)	17.35
2013	17.16	0.88	0.09	0.97	(0.91)	(0.16)	(1.07)	17.06
Class R3 (9/09)
2017	17.26	0.86	0.62	1.48	(0.90)	—	(0.90)	17.84
2016	16.97	0.88	0.38	1.26	(0.90)	(0.07)	(0.97)	17.26
2015	17.46	0.92	(0.41)	0.51	(0.91)	(0.09)	(1.00)	16.97
2014	17.17	0.96	0.63	1.59	(0.96)	(0.34)	(1.30)	17.46
2013	17.27	0.96	0.11	1.07	(1.01)	(0.16)	(1.17)	17.17
Class R6 (6/16)
2017	17.15	0.95	0.62	1.57	(0.98)	—	(0.98)	17.74
2016(e)	16.80	0.23	0.36	0.59	(0.24)	—	(0.24)	17.15
Class I (12/06)
2017	17.14	0.95	0.62	1.57	(0.98)	—	(0.98)	17.73
2016	16.86	0.96	0.37	1.33	(0.98)	(0.07)	(1.05)	17.14
2015	17.34	1.00	(0.41)	0.59	(0.98)	(0.09)	(1.07)	16.86
2014	17.06	1.03	0.63	1.66	(1.04)	(0.34)	(1.38)	17.34
2013	17.15	1.05	0.11	1.16	(1.09)	(0.16)	(1.25)	17.06
Class T (5/17)(g)
2017(f)	17.00	0.30	0.73	1.03	(0.31)	—	(0.31)	17.72

30	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

9.11%	$458,980	1.04%		5.19%		9%
7.96	492,911	1.07		5.46		15
3.16	408,922	1.06		5.54		18
9.92	376,049	1.07		5.73		25
6.51	287,287	1.07		5.73		67

8.31	291,647	1.79		4.46		9
7.08	262,685	1.82		4.72		15
2.44	208,404	1.81		4.79		18
9.08	190,011	1.82		5.00		25
5.73	170,808	1.82		5.03		67

8.82	2,412	1.28		4.92		9
7.67	2,048	1.32		5.18		15
2.93	2,680	1.31		5.28		18
9.62	2,827	1.32		5.52		25
6.25	3,209	1.32		5.48		67

9.42	4,021	0.72		5.51		9
3.54	6,498	0.75	*	5.25	*	15

9.43	3,035,551	0.78		5.47		9
8.16	1,783,432	0.82		5.72		15
3.47	1,038,316	0.81		5.79		18
10.12	827,438	0.82		5.98		25
6.83	630,546	0.82		6.01		67

2.70	25	1.02	*	5.04	*	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
(f)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
(g)	Class T Shares are not available for public offering.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	31

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Preferred Securities and Income Fund (the “Fund”) (formerly known as Nuveen Preferred Securities Fund), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolio of the Fund.

Investment Objective

The Fund seeks to provide a high level of current income and total return.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

32	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

NUVEEN	33

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$646,317,093	$202,914,999	**	$—	$849,232,092
Corporate Bonds	—	20,124,598		—	20,124,598
$1,000 Par (or similar) Institutional Preferred	—	1,886,853,253		—	1,886,853,253
Contingent Capital Securities	—	879,062,693		—	879,062,693
Short-Term Investments:
Repurchase Agreements	—	47,441,306		—	47,441,306
Investments in Derivatives:
Interest Rate Swaps***	—	(1,836,071)		—	(1,836,071)
Total	$646,317,093	$3,034,560,778		$—	$3,680,877,871
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

34	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Fund may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, the Fund’s investments in non-U.S. securities were as follows:

	Value	% of Net Assets
Country:
United Kingdom	$375,069,956	9.9%
France	258,953,048	6.8
Italy	129,122,881	3.4
Australia	115,927,316	3.1
Switzerland	112,374,413	3.0
Netherlands	80,693,344	2.1
Canada	75,016,919	2.0
Spain	62,117,827	1.6
Bermuda	52,637,399	1.4
Other	129,530,535	3.4
Total non-U.S. Securities	$1,391,443,638	36.7%

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

NUVEEN	35

Notes to Financial Statements (continued)

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$47,441,306	$(47,441,306)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts

Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation

36	NUVEEN

margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund invested in an interest rate swap contract to reduce the duration of its preferred stock portfolio.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of interest rate swap contracts outstanding*	$80,000,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Interest rate	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts**	$(1,836,071)	—	$—
**	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the assets and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Interest rate	Swaps	$(1,220,660)	$3,386,131

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	37

Notes to Financial Statements (continued)

4. Fund Shares

The Fund issued Class T Shares during the period; however, these Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/17		Year Ended 9/30/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	15,380,043	$267,231,103	16,988,645	$286,738,731
Class C	4,151,237	72,226,667	4,941,241	83,343,746
Class R3	196,257	3,438,422	88,019	1,495,026
Class R6	284,511	4,944,219	34,885	800,000
Class R6 – exchanges	—	—	339,186	5,498,328
Class I	100,036,707	1,734,841,037	67,123,051	1,128,890,373
Class T	1,424	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,275,599	22,078,896	1,422,696	24,011,085
Class C	622,972	10,812,655	561,342	9,483,764
Class R3	3,011	52,984	4,147	70,322
Class R6	11,428	196,045	4,845	83,325
Class I	5,326,440	92,649,533	3,770,115	63,671,477
Class T	—	—	—	—
	127,289,629	2,208,496,561	95,278,172	1,604,086,177
Shares redeemed:
Class A	(19,511,294)	(336,336,271)	(13,914,780)	(233,303,364)
Class C	(3,639,811)	(62,981,200)	(2,544,559)	(42,864,466)
Class R3	(182,733)	(3,208,170)	(131,434)	(2,190,572)
Class R6	(448,168)	(7,711,334)	—	—
Class I	(38,142,186)	(659,076,206)	(28,121,937)	(473,067,697)
Class I – exchanges	—	—	(339,186)	(5,498,328)
Class T	—	—	—	—
	(61,924,192)	(1,069,313,181)	(45,051,896)	(756,924,427)
Net increase (decrease)	65,365,437	$1,139,183,380	50,226,276	$847,161,750

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period aggregated $1,308,915,880 and $273,663,574, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

38	NUVEEN

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$3,475,290,788
Gross unrealized:
Appreciation	$211,999,366
Depreciation	(4,576,212)
Net unrealized appreciation (depreciation) of investments	$207,423,154

Tax cost of swaps	$—
Net unrealized appreciation (depreciation) of swaps	(1,836,071)

Permanent differences, primarily due to federal taxes paid, treatment of notional principal contracts, investments in partnerships, bond premium amortization adjustments and complex securities character adjustments, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2017, the Fund’s tax year end, as follows:

Capital paid-in	$(11,021)
Undistributed (Over-distribution of) net investment income	(2,590,246)
Accumulated net realized gain (loss)	2,601,267

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1],2	$5,262,809
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2017 through September 30, 2017, and paid on October 2, 2017.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended, September 30, 2017 and September 30, 2016, was designated for purposes of the dividends paid deduction as follows:

2017
Distributions from net ordinary income[2]	$161,523,442
Distributions from net long-term capital gains	—

2016
Distributions from net ordinary income[2]	$114,005,705
Distributions from net long-term capital gains	7,672,446
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2017, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$3,419,549

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. NAM is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NUVEEN	39

Notes to Financial Statements (continued)

For the period October 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

Effective August 1, 2017, the annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2017, the complex-level fee for the Fund was 0.1599%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation may be terminated or modified only with the approval of shareholders of the Fund.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$2,022,073
Paid to financial intermediaries (Unaudited)	1,814,333

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$234,336

40	NUVEEN

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$673,618

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained (Unaudited)	$3,085

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

NUVEEN	41

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800)257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

%DRD	41.7%
%QDI	65.4%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

42	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Custom Benchmark Index: An index that is comprised of a 60% weighting in the ICE BofA/Merrill Lynch U.S. All Capital Securities Index and a 40% weighting in the ICE BofA/Merrill Lynch Contingent Capital USD Hedged Index. Index returns do not include the effects of any sales charges or management fees.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Hybrid Security: A hybrid security combines two or more different financial instruments. A hybrid security generally combines both debt and equity characteristics.

NUVEEN	43

Glossary of Terms Used in this Report (continued)

ICE BofA/Merrill Lynch Contingent Capital USD Hedged Index: An index that tracks the performance of all contingent capital debt publicly issued in the major domestic and Eurobond markets, including investment grade and sub-investment grade issues. Index returns do not include the effects of any sales charges or management fees.

ICE BofA/Merrill Lynch Fixed Rate Preferred Securities Index: Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

ICE BofA/Merrill Lynch U.S. All Capital Securities Index: An index that is comprised of a subset of the ICE BofA/Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and capital securities. The ICE BofA/Merrill Lynch U.S. Corporate Index is an unmanaged index comprised of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity. Index returns do not include the effects of any sales charges or management fees.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Option-adjusted spread (OAS): An option-adjusted spread is a more meaningful spread statistic for mortgage-backed securities, which experience cash flows over multiple time periods, and for which the borrower has the option to re-pay principal at any time. OAS is based on modeled forecasts for voluntary repayments, as well as discounted cash flows, to arrive at a market-weighted spread over a known Treasury benchmark.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

44	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Fund’s sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is required to consider annually whether to renew the management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, the Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as

NUVEEN	45

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including the Fund, to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Fund. The Sub-Adviser generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and a recognized or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund’s performance.

46	NUVEEN

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund ranked in the second quartile in the one-year period, the third quartile in the three-year period and the first quartile in the five-year period. Although the Fund underperformed its benchmark in the one- and three-year periods, the Fund outperformed its benchmark in the five-year period. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross management fee and, after taking into effect any expense limitation arrangement and/or fee waivers, the net management fee paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in the Fund as it directly reflected the costs of investing in the Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund’s gross and net advisory fees and net total expense ratio with those of its Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the Fund had a net management fee slightly higher than the peer average but a net expense ratio in line with the peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

NUVEEN	47

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fee paid by the Adviser to the Sub-Adviser, however, was generally for portfolio management services. The Board noted such sub-advisory fee was more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were

48	NUVEEN

expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Fund through its permanent expense cap. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN	49

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	175
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	175
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	175
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	175

50	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	175
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	175
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	175
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	175
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	175

NUVEEN	51

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	175
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	173

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	175

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	89
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	175
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	175

52	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	175
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	175
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	175
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	175
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	175
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	175
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	175
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	175

NUVEEN	53

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	175

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

54	NUVEEN

Notes

NUVEEN	55

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-INV5-0917P        304522-INV-Y-11/18

Mutual Funds

Nuveen Taxable Fixed Income Funds

Annual Report September 30, 2017

Class / Ticker Symbol
	Class A	Class C	Class R6	Class I	Class T

Nuveen NWQ Flexible Income Fund	NWQAX	NWQCX	NQWFX	NWQIX	NWQTX

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NOT FDIC INSURED MAY LOSE VALUE
NO BANK GUARANTEE

Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed’s job of managing interest rates could become more complicated in the years ahead.

Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen NWQ Flexible Income Fund

The Nuveen NWQ Flexible Income Fund features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen, LLC. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers. Here they discuss economic and market conditions, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended September 30, 2017?

The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of 3% or better growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “advance” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.0%, down slightly from 3.1% in the second quarter, but beating analysts’ expectations that Hurricanes Harvey, Irma and Maria would have more meaningfully depressed output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.

Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.2% in September 2017 from 4.9% in September 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) increased 2.2% over the twelve-month reporting period ended September 30, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.1% annual gain in August 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.9%, respectively.

With the U.S. economy delivering a sustainable, while muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July and September 2017 meetings. (There was no August meeting.) The Fed also

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). Toward the end of the reporting period, legislators refocused their efforts on tax reform. In October (after the close of the reporting period), President Trump nominated Jerome Powell to succeed Fed Chair Janet Yellen when her term expires in February 2018. Geopolitical risks also remained prominent, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

During the reporting period, fixed-income assets continued to perform well. The investment grade bond market as measured by the ICE BofA/Merrill Lynch U.S. Corporate Index returned 2.27% for the reporting period. Credit spreads tightened to their lowest level in ten years after tightening during the year as measured by the option-adjusted spread (OAS), the yield enhancement (in basis points) relative to the risk-free interest rate (Treasury) and adjusted to take into account any embedded options. High Yield bonds as measured by the ICE BofA/Merrill Lynch U.S. High Yield Index also performed well, returning 9.06% for the reporting period. The preferred securities market also performed well as measured by the ICE BofA/Merrill Lynch Fixed Rate Preferred Securities Index which returned 5.91%. The performance was also helped by a favorable credit environment for U.S. bank credits and supply/demand dynamics, little new supply coupled with numerous redemptions in the $25 par market along with retail and institutional flows into the preferred market. Equity markets continued their run as well during the reporting period, with the S&P 500® Index returning 18.61%.

How did the Fund perform during the twelve-month reporting period ended September 30, 2017?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year, five-year and since inception periods ended September 30, 2017. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the twelve-month reporting period, the Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, the ICE BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index but underperformed the Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What was the primary investment strategy for the Fund and how did this strategy affect the Fund’s performance for the twelve-month reporting period ended September 30, 2017?

The Fund seeks to provide current income and capital appreciation. The Fund invests at least 65% of its net assets in preferred and debt securities, including up to 10% in securities issued by master limited partnerships (MLPs). Debt securities in which the Fund invests include corporate debt securities, mortgage-backed securities, taxable municipal securities and U.S. Government and agency debt securities. The Fund may invest without limit in below investment grade securities, commonly referred to as high yield or junk bonds. The Fund will invest at least 25% of its assets in securities of companies principally engaged in financial services.

The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund’s portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company’s capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund’s portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection characteristics.

6	NUVEEN

At end of the reporting period, the Fund had approximately 52.7% in non-investment grade bonds, 23.7% in preferred stock, 26.2% in investment grade bonds, 17.2% in equities and 4.9% in convertibles. All asset classes we invest in positively contributed to performance. All sectors contributed positively, with the industrials sector leading performance.

Our top three contributors for the reporting period were equity holdings. The French transnational company, Veolia Environment S.A., with activities in four main service and utility areas traditionally managed by public authorities performed well after experiencing top-line growth. Though the majority of our research for Veolia hinges on improving free cash flow through cost cutting and the shedding of unprofitable contracts, the market remains focused on the company’s ability to grow, which it was able to demonstrate during the first quarter of 2017. Also contributing to performance was the Dutch technology company, Koninklijke Philips N.V. After divesting most of its former businesses, the company has focused its business around healthy lifestyle and hospital solutions. Unlike competitors like GE Healthcare and Siemens Healthineers, the company covers the entire health continuum. We have sold our holding in Koninklijke Philips, as the thesis has played out and we do not see significant upside going forward. Lastly, CIT Group Inc. also positively contributed to performance. CIT is a bank holding company, which provides commercial financing and leasing products, and management advisory services to clients in a variety of industries. The stock reacted to the sale of its aircraft leasing unit and subsequent capital release and announced return. CIT continues to make progress in simplifying the business model and is focused on its core domestic franchise. Additionally, U.S. bank stocks overall reacted positively to the increased momentum in loosening regulation of financial firms.

Those positions that detracted from performance included our equity holding, StoneMor Partners L.P., a full-service cemetery and funeral home corporation. The weak performance during the reporting period was due to the announcement that the company is “temporarily” reducing its quarterly distribution from $0.66 to $0.33 to conserve cash. The timing and magnitude of this cut was a negative surprise, especially in light of the $32 million 2Q16 sequential growth in the deferred cemetery revenue. Nevertheless, the effort to fix the sales force problem has not been successful. We eliminated this position as we feel the turnaround effort in its sales force may continue to drag on performance and that the dividend cut may be “permanent” in the next 9-12 months. Also detracting from performance was CVR Partners LP, even after the company returned to distribution payments. CVR Partners is a master limited partnership that was formed to own, operate and grow its nitrogen fertilizer business. Though we saw a rebound in ammonia pricing, the rally was short-lived due to ramping competitive capacity and a delayed planting season that allowed more product to make its way into the Midwest in time for application. We expect pricing to remain near trough levels before rebounding in 2018. Lastly, equity holding GameStop Corporation, a video game and consumer electronics company detracted from performance. After posting several quarters of better than expected earnings, the company reported lower-than-expected third quarter 2016 results. In addition, GameStop revised its full-year financial outlook for 2017. The catalysts did not play out as anticipated and overall games were a relative disappointment and the hardware launches have not made a noticeable difference. This has reduced our conviction in our investment and therefore we decided to exit the position.

Also, during the reporting period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential. Overall, these covered call options had a negligible impact on performance during a volatile period in equity markets.

NUVEEN	7

Risk Considerations

and Dividend Information

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt and fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinate to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk and adverse economic developments. Concentration in the financial services sector may involve greater exposure to adverse economic or regulatory occurrences. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, covered call risk, short sale risk and derivatives risk.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of September 30, 2017, the Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

8	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	9

Fund Performance and Expense Ratios (continued)

Nuveen NWQ Flexible Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	6.77%	5.86%	8.79%
Class A Shares at maximum Offering Price	1.70%	4.84%	8.11%
Bloomberg Barclays U.S. Aggregate Bond Index	0.07%	2.06%	3.50%
ICE BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index	5.63%	4.98%	6.96%
Lipper Flexible Income Funds Classification Average	6.93%	5.22%	7.61%

Class C Shares	6.04%	5.08%	7.98%
Class I Shares	7.05%	6.15%	9.07%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	6.95%	9.54%
Class T Shares*	N/A	2.16%
Class T Shares at maximum Offering Price*	N/A	(0.39)%

Since inception returns for Class A, Class C and Class I Shares, and for the comparative indexes and Lipper classification average, are from 12/09/09. Since inception returns for Class R6 and Class T Shares are from 6/30/16 and 5/31/17, respectively. Since inception returns for Class T Shares are cumulative. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Gross Expense Ratios	1.19%	1.93%	0.86%	0.94%	1.19%
Net Expense Ratios	0.96%	1.71%	0.63%	0.71%	0.96%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through January 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% (1.25% after January 31, 2018) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring January 31, 2018, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

10	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Class T Shares are not available for public offering.

NUVEEN	11

Yields as of September 30, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offering price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I	Class T1
Dividend Yield	4.83%	4.32%	5.33%	5.33%	4.94%
SEC 30-Day Yield-Subsidized	4.04%	3.49%	4.55%	4.49%	4.17%
SEC 30-Day Yield-Unsubsidized	3.93%	3.37%	4.46%	4.37%	4.02%

1	The SEC Yield for Class A Shares and Class T Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

12	NUVEEN

Holding

Summaries as of September 30, 2017

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen NWQ Flexible Income Fund

Fund Allocation

(% of net assets)

Common Stocks	17.2%
Convertible Preferred Securities	2.8%
$25 Par (or similar) Retail Preferred	11.2%
Corporate Bonds	50.3%
Convertible Bonds	2.1%
$1,000 Par (or similar) Institutional Preferred	12.5%
Structured Notes	1.0%
Repurchase Agreements	2.6%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Issuers

(% of net assets)

Bank of America Corporation	3.2%
Viacom Inc.	3.0%
DISH Network Corporation	2.5%
Citigroup Inc.	2.4%
L Brands, Inc.	2.0%

Portfolio Composition

(% of net assets)

Banks	11.4%
Equity Real Estate Investment Trusts	6.8%
Wireless Telecommunication Services	6.0%
Technology Hardware, Storage & Peripherals	5.1%
Media	4.7%
Electric Utilities	4.3%
Diversified Telecommunication Services	4.3%
Capital Markets	3.9%
Consumer Finance	3.6%
Food Products	3.4%
Machinery	3.2%
Chemicals	3.0%
Insurance	3.0%
Specialty Retail	2.5%
Auto Components	2.4%
Pharmaceuticals	2.3%
Metals & Mining	2.0%
Food & Staples Retailing	1.7%
Automobiles	1.5%
Industrial Conglomerates	1.5%
Other	19.5%
Structured Notes	1.0%
Repurchase Agreements	2.6%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed income investments)

A	3.5%
BBB	29.7%
BB or Lower	61.9%
N/R (not rated)	4.9%
Total	100%

NUVEEN	13

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class T Shares reflect only the first 123 days of the Classes’ operations, they may not provide a meaningful understanding of the Classes’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2017.

The beginning of the period is April 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen NWQ Flexible Income Fund

	Share Class
	Class A	Class C	Class R6	Class I	Class T*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,043.10	$1,039.80	$1,045.40	$1,044.90	$1,021.60
Expenses Incurred During the Period	$4.92	$8.74	$3.23	$3.64	$3.21
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.26	$1,016.50	$1,021.91	$1,021.51	$1,020.31
Expenses Incurred During the Period	$4.86	$8.64	$3.19	$3.60	$3.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.71%, 0.63%, and 0.71% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Class T expenses are equal to the Fund’s annualized net expense ratio of 0.95% multiplied by the average account value over the period, multiplied by 123/365 (to reflect the 123 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

14	NUVEEN

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust V:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen NWQ Flexible Income Fund (one of the funds comprising Nuveen Investment Trust V) (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended September 30, 2013 were audited by other auditors whose report dated November 26, 2013 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

November 28, 2017

NUVEEN	15

Nuveen NWQ Flexible Income Fund

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 97.1%

	COMMON STOCKS – 17.2%

	Banks – 1.6%

103,500	CIT Group Inc.	$5,076,675

147,288	The Bank of NT Butterfield and Son Limited	5,396,632
	Total Banks	10,473,307

	Biotechnology – 0.5%

39,800	Gilead Sciences, Inc.	3,224,596

	Building Products – 0.8%

133,900	Johnson Controls International PLC	5,394,831

	Capital Markets – 0.8%

305,584	Ares Capital Corporation	5,008,522

	Chemicals – 0.2%

322,926	CVR Partners LP	1,043,051

	Consumer Finance – 0.4%

91,700	Synchrony Financial	2,847,285

	Electric Utilities – 2.0%

217,400	FirstEnergy Corp.	6,702,442

220,000	Great Plains Energy Incorporated	6,666,000
	Total Electric Utilities	13,368,442

	Equity Real Estate Investment Trusts – 2.6%

113,700	Apartment Investment & Management Company, Class A	4,986,882

116,903	Colony Northstar, Inc.	1,468,302

61,700	Life Storage, Inc.	5,047,677

202,700	MGM Growth Properties LLC	6,123,567
	Total Equity Real Estate Investment Trusts	17,626,428

	Health Care Equipment & Supplies – 0.5%

81,500	Philips Electronics	3,357,800

	Industrial Conglomerates – 1.5%

137,600	General Electric Company	3,327,168

94,400	Siemens AG, Sponsored ADR, (2)	6,678,800
	Total Industrial Conglomerates	10,005,968

	Insurance – 0.5%

66,700	CNA Financial Corporation	3,351,675

	Mortgage Real Estate Investment Trusts – 0.5%

168,500	TPG Re Finance Trust Inc.	3,331,245

16	NUVEEN

Shares	Description (1)			Value

	Multi-Utilities – 0.5%

144,600	Veolia Environment S.A., ADR, (2)			$3,328,692

	Oil, Gas & Consumable Fuels – 0.5%

129,300	Enterprise Products Partnership LP			3,370,851

	Pharmaceuticals – 2.3%

217,700	AstraZeneca PLC			7,375,676

204,000	GlaxoSmithKline PLC			8,282,400
	Total Pharmaceuticals			15,658,076

	Software – 0.8%

103,700	Oracle Corporation			5,013,895

	Specialty Retail – 0.5%

409,800	Kingfisher plc, (2)			3,335,772

	Tobacco – 0.7%

111,600	Imperial Brands PLC, Sponsored ADR, (2)			4,828,932
	Total Common Stocks (cost $111,499,548)			114,569,368

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 2.8%

	Banks – 1.9%

2,385	Bank of America Corporation	7.250%	BB+	$3,104,006

7,355	Wells Fargo & Company	7.500%	BBB	9,671,825
	Total Banks			12,775,831

	Electric Utilities – 0.9%

90,700	NextEra Energy Inc.	6.371%	BBB	6,014,317
	Total Convertible Preferred Securities (cost $17,507,757)			18,790,148

Shares	Description (1)	Coupon	Ratings (3)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 11.2%

	Banks – 1.0%

67,784	Citigroup Inc.	7.125%	BB+	$1,965,058

35,731	FNB Corporation	7.250%	Ba2	1,057,638

38,450	HSBC Holdings PLC	8.000%	BBB+	1,037,381

97,727	Huntington BancShares Inc.	6.250%	Baa3	2,679,674
	Total Banks			6,739,751

	Capital Markets – 2.2%

68,800	Charles Schwab Corporation	6.000%	BBB	1,867,232

43,700	Hercules Technology Growth Capital Incorporated	6.250%	BBB–	1,110,854

262,978	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	6,529,744

111,669	Morgan Stanley	7.125%	Ba1	3,276,368

NUVEEN	17

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2017

Shares	Description (1)	Coupon		Ratings (3)	Value

	Capital Markets (continued)

39,050	Morgan Stanley	6.375%		Ba1	$1,106,677

29,209	Solar Capital Limited	6.750%		BBB–	739,280
	Total Capital Markets				14,630,155

	Consumer Finance – 1.3%

17,950	Capital One Financial Corporation	6.700%		Baa3	487,702

319,055	GMAC Capital Trust I	5.785%		B+	8,423,052
	Total Consumer Finance				8,910,754

	Equity Real Estate Investment Trusts – 1.9%

90,092	Colony Northstar, Inc.	8.875%		N/R	2,282,030

33,493	Colony Northstar, Inc.	8.750%		N/R	914,359

32,458	Coresite Realty Corporation	7.250%		N/R	828,004

41,993	Digital Realty Trust Inc.	7.375%		Baa3	1,138,850

87,764	Digital Realty Trust Inc.	6.625%		BB+	2,477,578

9,973	Penn Real Estate Investment Trust	8.250%		N/R	250,921

191,674	VEREIT, Inc.	6.700%		BB	4,931,772
	Total Equity Real Estate Investment Trusts				12,823,514

	Food Products – 1.7%

41,119	CHS Inc.	7.875%		N/R	1,206,431

96,010	CHS Inc.	7.100%		N/R	2,785,250

272,943	CHS Inc.	6.750%		N/R	7,519,580
	Total Food Products				11,511,261

	Insurance – 1.8%

63,718	Argo Group US Inc.	6.500%		BBB–	1,607,605

90,945	Endurance Specialty Holdings Limited	6.350%		Baa2	2,432,779

68,308	Kemper Corporation	7.375%		Ba1	1,813,577

90,855	Maiden Holdings NA Limited	7.750%		BBB–	2,377,675

131,689	National General Holding Company	7.625%		N/R	3,379,140
	Total Insurance				11,610,776

	Wireless Telecommunication Services – 1.3%

314,038	United States Cellular Corporation	7.250%		Ba1	8,312,586
	Total $25 Par (or similar) Retail Preferred (cost $71,674,342)				74,538,797

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CORPORATE BONDS – 50.3%

	Aerospace & Defense – 0.5%

$3,400	Triumph Group Inc.	4.875%	4/01/21	B–	$3,344,240

18	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Auto Components – 2.4%

$6,650	American & Axle Manufacturing Inc., 144A	6.250%	4/01/25	BB–	$6,783,000

3,100	American & Axle Manufacturing Inc., 144A	6.500%	4/01/27	BB–	3,127,125

6,099	Cooper-Standard Automotive Inc., 144A	5.625%	11/15/26	B+	6,236,227
15,849	Total Auto Components				16,146,352

	Automobiles – 1.0%

5,765	General Motors Corporation	6.600%	4/01/36	BBB	6,836,913

	Beverages – 1.1%

6,585	Anheuser Busch InBev Finance Inc.	4.900%	2/01/46	A–	7,494,291

	Biotechnology – 0.5%

3,275	AMAG Pharmaceuticals Inc., 144A	7.875%	9/01/23	BB–	3,315,938

	Capital Markets – 0.5%

3,190	Raymond James Financial Inc.	4.950%	7/15/46	BBB+	3,428,632

	Chemicals – 2.8%

5,423	A Schulman Inc.	6.875%	6/01/23	B	5,626,363

4,065	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	4,329,225

3,100	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 144A	5.375%	9/01/25	BB–	3,189,125

2,725	Univar Inc., 144A	6.750%	7/15/23	B+	2,854,437

2,850	Versum Materials, Inc., 144A	5.500%	9/30/24	BB	3,021,000
18,163	Total Chemicals				19,020,150

	Commercial Services & Supplies – 1.4%

2,203	GFL Environmental Corporation, 144A	9.875%	2/01/21	B–	2,348,398

850	GFL Environmental Corporation, 144A	5.625%	5/01/22	B–	884,000

5,532	R.R. Donnelley & Sons Company	6.500%	11/15/23	B+	5,366,040

675	R.R. Donnelley & Sons Company	6.000%	4/01/24	B+	630,281
9,260	Total Commercial Services & Supplies				9,228,719

	Consumer Finance – 1.4%

2,650	Ally Financial Inc.	5.750%	11/20/25	BB	2,873,130

5,870	Navient Corporation	8.000%	3/25/20	BB	6,471,675
8,520	Total Consumer Finance				9,344,805

	Containers & Packaging – 0.9%

4,930	Sealed Air Corporation, 144A	6.875%	7/15/33	BB+	5,780,425

	Diversified Telecommunication Services – 4.3%

6,525	AT&T, Inc.	4.900%	8/14/37	A–	6,601,897

12,025	CenturyLink Inc.	7.650%	3/15/42	BB+	10,491,812

7,625	Frontier Communications Corporation	11.000%	9/15/25	B+	6,481,250

4,120	GCI Inc.	6.875%	4/15/25	BB–	4,429,000

NUVEEN	19

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Diversified Telecommunication Services (continued)

$871	Qwest Corp.	6.875%	9/15/33	BBB–	$852,069
31,166	Total Diversified Telecommunication Services				28,856,028

	Electronic Equipment, Instruments & Components – 1.0%

6,350	Tech Data Corporation	4.950%	2/15/27	BBB–	6,547,134

	Equity Real Estate Investment Trusts – 2.3%

5,300	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	4,677,250

3,925	Iron Mountain Inc.	5.750%	8/15/24	B	4,047,656

6,475	Select Income REIT	4.500%	2/01/25	Baa2	6,540,363
15,700	Total Equity Real Estate Investment Trusts				15,265,269

	Food & Staples Retailing – 1.7%

6,960	Rite Aid Corporation, 144A	6.125%	4/01/23	B	6,768,600

3,725	Whole Foods Market Inc.	5.200%	12/03/25	A+	4,275,361
10,685	Total Food & Staples Retailing				11,043,961

	Health Care Providers & Services – 1.0%

6,820	Kindred Healthcare Inc.	8.000%	1/15/20	B–	6,698,536

	Hotels, Restaurants & Leisure – 1.0%

6,100	McDonald's Corporation	4.875%	12/09/45	BBB+	6,860,091

	Household Durables – 0.8%

5,064	Tempur Sealy International, Inc.	5.500%	6/15/26	BB	5,177,940

	Internet Software & Services – 0.7%

4,655	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	4,980,850

	Machinery – 3.2%

5,936	Automation Tooling Systems, Inc., 144A	6.500%	6/15/23	B+	6,210,540

6,175	Dana Financing Luxembourg Sarl, 144A	6.500%	6/01/26	BB	6,669,000

2,245	Meritor Inc.	6.750%	6/15/21	B+	2,323,575

5,545	Terex Corporation, 144A	5.625%	2/01/25	BB	5,843,044
19,901	Total Machinery				21,046,159

	Media – 2.7%

11,825	Dish DBS Corporation	7.750%	7/01/26	Ba3	13,569,187

4,200	Nexstar Escrow Corporation, 144A	5.625%	8/01/24	B+	4,347,000
16,025	Total Media				17,916,187

	Metals & Mining – 2.0%

6,450	AK Steel Corporation	7.000%	3/15/27	B–	6,570,938

2,800	ArcelorMittal	7.750%	10/15/39	BB+	3,360,000

2,800	Southern Copper Corporation	5.875%	4/23/45	BBB+	3,187,178
12,050	Total Metals & Mining				13,118,116

20	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Multiline Retail – 1.0%

$6,825	Nordstrom, Inc.	5.000%	1/15/44	BBB+	$6,702,928

	Oil, Gas & Consumable Fuels – 0.9%

5,535	Enviva Partners LP / Enviva Partners Finance Corp.	8.500%	11/01/21	B+	5,894,775

	Real Estate Management & Development – 1.4%

4,051	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	BB–	4,324,443

5,058	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	5,209,740
9,109	Total Real Estate Management & Development				9,534,183

	Semiconductors & Semiconductor Equipment – 1.5%

2,025	Amkor Technology Inc.	6.625%	6/01/21	BB	2,067,019

7,050	Micron Technology, Inc.	7.500%	9/15/23	Baa2	7,834,313
9,075	Total Semiconductors & Semiconductor Equipment				9,901,332

	Software – 0.5%

2,825	Conduent Finance Inc. / Xerox Business Services LLC, 144A	10.500%	12/15/24	BB	3,333,500

	Specialty Retail – 2.0%

12,806	L Brands, Inc.	6.875%	11/01/35	BB+	12,485,850

800	Limited Brands Inc.	6.950%	3/01/33	Ba2	782,000
13,606	Total Specialty Retail				13,267,850

	Technology Hardware, Storage & Peripherals – 5.1%

12,450	Hewlett Packard Enterprise Co	6.350%	10/15/45	BBB+	13,189,207

8,570	Seagate HDD Cayman	4.875%	6/01/27	Baa3	8,077,541

11,150	Western Digital Corporation	10.500%	4/01/24	BB+	13,101,250
32,170	Total Technology Hardware, Storage & Peripherals				34,367,998

	Wireless Telecommunication Services – 4.7%

5,886	Altice Financing SA, 144A	7.500%	5/15/26	BB–	6,474,600

17,999	Viacom Inc.	6.875%	4/30/36	BBB	19,845,018

5,150	ViaSat Inc., 144A	5.625%	9/15/25	BB–	5,182,445
29,035	Total Wireless Telecommunication Services				31,502,063
$321,633	Total Corporate Bonds (cost $330,103,976)				335,955,365

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 2.1%

	Media – 2.1%

$3,000	DISH Network Corporation	3.375%	8/15/26	Ba3	$3,356,250

7,475	Liberty Media Corporation	4.000%	11/15/29	BB	5,307,250

7,175	Liberty Media Corporation	3.750%	2/15/30	BB	5,058,375
$17,650	Total Convertible Bonds (cost $13,015,503)				13,721,875

NUVEEN	21

Nuveen NWQ Flexible Income Fund (continued)

Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 12.5%

	Automobiles – 0.5%

$3,220	General Motors Financial Company Inc.	5.750%	N/A (4)	BB+	$3,336,725

	Banks – 6.9%

7,026	Bank of America Corporation	6.500%	N/A (4)	BB+	7,943,771

3,325	Bank of America Corporation	6.300%	N/A (4)	BB+	3,757,250

3,175	CIT Group Inc., Series A	5.800%	N/A (4)	B+	3,298,031

11,455	Citigroup Inc.	6.250%	N/A (4)	BB+	12,886,875

925	Citigroup Inc.	5.800%	N/A (4)	BB+	955,063

775	Cobank Agricultural Credit Bank	6.250%	N/A (4)	BBB+	854,927

4,975	JPMorgan Chase & Company	6.750%	N/A (4)	BBB–	5,690,455

2,900	Lloyds Bank PLC, 144A	12.000%	N/A (4)	BBB–	3,918,254

1,575	PNC Financial Services Inc.	6.750%	N/A (4)	Baa2	1,771,875

2,600	Wells Fargo & Company	5.875%	N/A (4)	BBB	2,893,800

1,767	Zions Bancorporation	7.200%	N/A (4)	BB–	1,979,040
40,498	Total Banks				45,949,341

	Capital Markets – 0.4%

2,600	Goldman Sachs Group Inc.	5.300%	N/A (4)	Ba1	2,785,250

	Consumer Finance – 0.4%

2,575	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	2,687,656

	Electric Utilities – 1.4%

8,370	Emera, Inc.	6.750%	6/15/76	BBB–	9,520,875

	Energy Equipment & Services – 0.5%

3,025	Transcanada Trust	5.875%	8/15/76	BBB	3,282,125

	Food Products – 1.7%

7,000	Land O' Lakes Incorporated, 144A	8.000%	N/A (4)	BB	7,787,500

3,400	Land O' Lakes Incorporated, 144A	7.250%	N/A (4)	BB	3,680,500
10,400	Total Food Products				11,468,000

	Insurance – 0.7%

3,831	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	4,836,637
$74,519	Total $1,000 Par (or similar) Institutional Preferred (cost $79,815,299)				83,866,609

Shares	Description (1)	Coupon	Maturity		Value

	STRUCTURED NOTES – 1.0%

454,690	Merrill Lynch International Company CV	10.000%	2/27/18		$6,624,833
	Total Structured Notes (cost $6,100,076)				6,624,833
	Total Long-Term Investments (cost $629,716,501)				648,066,995

22	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.6%

	REPURCHASE AGREEMENTS – 2.6%

$17,811	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/17, repurchase price $17,811,571, collateralized by $18,200,000 U.S. Treasury Notes, 2.250%, due 2/15/27, value $18,168,496	0.120%	10/02/17	$17,811,393
	Total Short-Term Investments (cost $17,811,393)			17,811,393
	Total Investments (cost $647,527,894) – 99.7%			665,878,388
	Other Assets Less Liabilities – 0.3%			1,726,978
	Net Assets – 100%			$667,605,366

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Perpetual security. Maturity date is not applicable.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	23

Statement of

Assets and Liabilities	September 30, 2017

Assets
Long-term investments, at value (cost $629,716,501)	$648,066,995
Short-term investments, at value (cost approximates value)	17,811,393
Cash	44,056
Receivable for:
Dividends	652,092
Interest	7,346,203
Reclaims	32,546
Shares sold	3,938,762
Other assets	59,808
Total assets	677,951,855
Liabilities
Payable for:
Dividends	53,213
Investments purchased	8,102,897
Shares redeemed	1,542,815
Accrued expenses:
Management fees	302,254
Trustees fees	6,997
12b-1 distribution and service fees	128,359
Other	209,954
Total liabilities	10,346,489
Net assets	$667,605,366
Class A Shares
Net assets	$125,547,110
Shares outstanding	5,672,911
Net asset value (“NAV”) per share	$22.13
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$23.23
Class C Shares
Net assets	$128,801,255
Shares outstanding	5,832,086
NAV and offering price per share	$22.08
Class R6 Shares
Net assets	$42,987
Shares outstanding	1,937
NAV and offering price per share	$22.19
Class I Shares
Net assets	$413,188,896
Shares outstanding	18,648,922
NAV and offering price per share	$22.16
Class T Shares(1)
Net assets	$25,118
Shares outstanding	1,134
NAV per share	$22.15
Offering price per share (NAV per share plus maximum sales charge of 2.50% of offering price)	$22.72
Net assets consist of:
Capital paid-in	$654,973,241
Undistributed (Over-distribution of) net investment income	15,923
Accumulated net realized gain (loss)	(5,734,292)
Net unrealized appreciation (depreciation)	18,350,494
Net assets	$667,605,366
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

24	NUVEEN

Statement of

Operations	Year Ended September 30, 2017

Investment Income
Dividends (net of tax withheld of $59,082)	$9,626,807
Interest	18,182,540
Total investment income	27,809,347
Expenses
Management fees	3,172,594
12b-1 service fees – Class A Shares	260,349
12b-1 distribution and service fees – Class C Shares	950,979
12b-1 distribution and service fees – Class T Shares(1)	21
Shareholder servicing agent fees	403,033
Custodian fees	61,633
Trustees fees	13,787
Professional fees	50,220
Shareholder reporting expenses	80,275
Federal and state registration fees	155,387
Other	12,059
Total expenses before fee waiver/expense reimbursement	5,160,337
Fee waiver/expense reimbursement	(704,828)
Net expenses	4,455,509
Net investment income (loss)	23,353,838
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	2,130,365
Options written	43,615
Change in net unrealized appreciation (depreciation) of:
Investments	6,605,938
Options written	97,563
Net realized and unrealized gain (loss)	8,877,481
Net increase (decrease) in net assets from operations	$32,231,319

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

NUVEEN	25

Statement of

Changes in Net Assets

	Year Ended 9/30/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$23,353,838	$10,998,664
Net realized gain (loss) from:
Investments	2,130,365	(3,289,549)
Options written	43,615	235,501
Change in net unrealized appreciation (depreciation) of:
Investments	6,605,938	17,459,183
Options written	97,563	(141,475)
Net increase (decrease) in net assets from operations	32,231,319	25,262,324
Distributions to Shareholders
From net investment income:
Class A Shares	(5,343,649)	(3,592,618)
Class C Shares	(4,175,020)	(1,717,323)
Class R6 Shares(1)	(8,105)	(454)
Class I Shares	(13,839,951)	(5,838,049)
Class T Shares(2)	(424)	—
Decrease in net assets from distributions to shareholders	(23,367,149)	(11,148,444)
Fund Share Transactions
Proceeds from sale of shares	488,077,768	203,807,546
Proceeds from shares issued to shareholders due to reinvestment of distributions	22,782,659	10,743,489
	510,860,427	214,551,035
Cost of shares redeemed	(160,806,500)	(70,192,898)
Net increase (decrease) in net assets from Fund share transactions	350,053,927	144,358,137
Net increase (decrease) in net assets	358,918,097	158,472,017
Net assets at the beginning of period	308,687,269	150,215,252
Net assets at the end of period	$667,605,366	$308,687,269
Undistributed (Over-distribution of) net investment income at the end of period	$15,923	$58,357

(1)	Class R6 Shares were established on June 30, 2016.

(2)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

26	NUVEEN

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NUVEEN	27

Financial

Highlights

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/09)
2017	$21.81	$1.11	$0.33	$1.44	$(1.12)	$—	$(1.12)	$22.13
2016	20.47	1.10	1.36	2.46	(1.12)	—	(1.12)	21.81
2015	21.97	1.10	(1.50)	(0.40)	(1.10)	—	(1.10)	20.47
2014	20.70	1.23	1.13	2.36	(1.09)	—	(1.09)	21.97
2013	22.41	1.14	(0.85)	0.29	(1.18)	(0.82)	(2.00)	20.70
Class C (12/09)
2017	21.77	0.95	0.32	1.27	(0.96)	—	(0.96)	22.08
2016	20.43	0.94	1.37	2.31	(0.97)	—	(0.97)	21.77
2015	21.93	0.93	(1.49)	(0.56)	(0.94)	—	(0.94)	20.43
2014	20.66	1.05	1.15	2.20	(0.93)	—	(0.93)	21.93
2013	22.37	0.98	(0.86)	0.12	(1.01)	(0.82)	(1.83)	20.66
Class R6 (6/16)
2017	21.88	1.21	0.26	1.47	(1.16)	—	(1.16)	22.19
2016(e)	21.12	0.34	0.68	1.02	(0.26)	—	(0.26)	21.88
Class I (12/09)
2017	21.84	1.17	0.33	1.50	(1.18)	—	(1.18)	22.16
2016	20.49	1.15	1.38	2.53	(1.18)	—	(1.18)	21.84
2015	22.00	1.19	(1.54)	(0.35)	(1.16)	—	(1.16)	20.49
2014	20.72	1.26	1.17	2.43	(1.15)	—	(1.15)	22.00
2013	22.42	1.24	(0.88)	0.36	(1.24)	(0.82)	(2.06)	20.72
Class T (5/17)(f)
2017(g)	22.05	0.35	0.12	0.47	(0.37)	—	(0.37)	22.15

28	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

6.77%	$125,547	1.12%		4.95%		0.96%		5.11%		24%
12.44	97,079	1.19		5.05		0.96		5.28		37
(1.94)	55,180	1.29		4.77		0.96		5.10		125
11.64	78,394	1.45		5.20		0.97		5.69		80
1.21	17,635	1.92		4.47		0.97		5.42		47

6.04	128,801	1.87		4.22		1.71		4.37		24
11.58	65,833	1.93		4.29		1.71		4.51		37
(2.70)	17,704	2.06		4.01		1.71		4.35		125
10.82	6,732	2.20		4.38		1.72		4.87		80
0.45	4,555	2.79		3.56		1.72		4.63		47

6.95	43	0.80		5.35		0.63		5.51		24
4.83	326	0.96	*	7.40	*	0.63	*	7.74	*	37

7.05	413,189	0.86		5.24		0.71		5.40		24
12.77	145,450	0.94		5.29		0.71		5.52		37
(1.74)	77,332	1.07		5.16		0.71		5.51		125
11.95	20,578	1.21		5.35		0.72		5.84		80
1.53	17,254	1.64		5.00		0.72		5.92		47

2.16	25	1.11	*	4.63	*	0.95	*	4.78	*	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period June 30, 2016 (commencement of operations) through September 30, 2016.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through September 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	29

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen NWQ Flexible Income Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with NWQ Investment Management Company, LLC (“NWQ”), an affiliate of Nuveen, under which NWQ manages the investment portfolio of the Fund.

Investment Objective

The Fund seeks to provide current income and capital appreciation.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

30	NUVEEN

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their settled shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

NUVEEN	31

Notes to Financial Statements (continued)

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

32	NUVEEN

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$96,397,172	$18,172,196	**	$ —	$114,569,368
Convertible Preferred Securities	18,790,148	—		—	18,790,148
$25 Par (or similar) Retail Preferred	74,538,797	—		—	74,538,797
Corporate Bonds	—	335,955,365		—	335,955,365
Convertible Bonds	—	13,721,875		—	13,721,875
$1,000 Par (or similar) Institutional Preferred	—	83,866,609		—	83,866,609
Structured Notes	—	6,624,833		—	6,624,833
Short-Term Investments:
Repurchase Agreements	—	17,811,393		—	17,811,393
Total	$189,726,117	$476,152,271		$—	$665,878,388
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$17,811,393	$(17,811,393)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

NUVEEN	33

Notes to Financial Statements (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or a Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund wrote covered call options on individual stocks to enhance returns while foregoing some upside potential.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$(2,791,750)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options	$43,615	$97,563

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

34	NUVEEN

4. Fund Shares

The Fund issued Class T Shares during the period; however, these shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/2017		Year Ended 9/30/2016
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,761,521	$103,549,153	3,366,097	$70,820,546
Class C	3,479,371	75,669,696	2,356,226	49,524,250
Class R6(1)	746	16,584	14,907	325,000
Class I	14,144,906	308,817,335	3,964,322	83,137,750
Class T	1,134	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	242,206	5,280,119	169,674	3,565,924
Class C	188,776	4,115,296	80,610	1,697,068
Class R6(1)	8	176	—	—
Class I	610,708	13,387,068	260,226	5,480,497
Class T	—	—	—	—
	23,429,376	510,860,427	10,212,062	214,551,035
Shares redeemed:
Class A	(3,780,995)	(81,538,537)	(1,781,877)	(36,366,073)
Class C	(859,547)	(18,716,203)	(279,916)	(5,838,858)
Class R6(1)	(13,724)	(300,809)	—	—
Class I	(2,765,156)	(60,250,951)	(1,339,448)	(27,987,967)
Class T	—	—	—	—
	(7,419,422)	(160,806,500)	(3,401,241)	(70,192,898)
Net increase (decrease)	16,009,954	$350,053,927	6,810,821	$144,358,137
(1)	Class R6 Shares were established on June 30, 2016.

5. Investment Transactions

Long-term purchases and sales (including maturities, but excluding derivative transactions) during the current fiscal period aggregated $461,355,062 and $107,550,285, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2017.

Tax cost of investments	$649,766,229
Gross unrealized:
Appreciation	$25,457,716
Depreciation	(9,345,557)
Net unrealized appreciation (depreciation) of investments	$16,112,159

NUVEEN	35

Notes to Financial Statements (continued)

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments and investments in partnerships, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2017, the Fund’s tax year end, as follows:

Capital paid-in	$(115)
Undistributed (Over-distribution of) net investment income	(29,123)
Accumulated net realized gain (loss)	29,238

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1,2]	$4,437,251
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2017 through September 30, 2017 and paid on October 2, 2017.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2017 and September 30, 2016, was designated for purposes of the dividends paid deduction as follows:

2017
Distributions from net ordinary income[2]	$21,881,704
Distributions from net long-term capital gains	—

2016
Distributions from net ordinary income[2]	$10,560,016
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2017, the Fund’s tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$5,179,890

During the Fund’s tax year ended September 30, 2017, the Fund utilized $2,379,694 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. NWQ is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period October 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For net assets over $2 billion	0.4750

Effective August 1, 2017, the annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.5500%
For the next $125 million	0.5375
For the next $250 million	0.5250
For the next $500 million	0.5125
For the next $1 billion	0.5000
For the next $3 billion	0.4750
For the next $5 billion	0.4500
For net assets over $10 billion	0.4375

36	NUVEEN

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2017, the complex-level fee for the Fund was 0.1599%.

The Adviser has agreed to waive fees and/or reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% through January 31, 2018 (1.25% after January 31, 2018), of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 shares will be less than the expense limitation. The expense limitation expiring January 31, 2018 may be terminated or modified prior to that date only with the approval of the Board. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,153,187
Paid to financial intermediaries (Unaudited)	1,026,843

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$769,922

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$570,392

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period as follows:

CDSC retained (Unaudited)	$52,560

As of the end of the reporting period, Nuveen owned 1,184 and 1,134 shares of Class R6 and Class T, respectively.

NUVEEN	37

Notes to Financial Statements (continued)

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit

The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including the Fund covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the Fund did not utilize this facility.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

38	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser NWQ Investment Management Company, LLC 2049 Century Park East Los Angeles, CA 90097	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

%QDI	29.6%
%DRD	24.7%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	39

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Barclays U.S. Aggregate Bond Index: An index that tracks the performance of U.S. investment grade fixed-rate bonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

ICE BofA/Merrill Lynch Fixed Rate Preferred Securities Index: Tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

ICE BofA/Merrill Lynch U.S. 50% Corporate and 50% High Yield Index: An index that tracks the performance of U.S. dollar denominated investment grade and sub-investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions but do not reflect any applicable sales charges or management fees.

ICE BofA/Merrill Lynch U.S. Corporate Index: An unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

ICE BofA/Merrill Lynch U.S. High Yield Index: An unmanaged index which tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

Lipper Flexible Income Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Flexible Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

40	NUVEEN

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and NWQ Investment Management Company, LLC, the Fund’s sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is required to consider annually whether to renew the management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, the Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as

NUVEEN	41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds, including the Fund, to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Fund. The Sub-Adviser generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and a recognized or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund’s performance.

42	NUVEEN

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that the Fund performed well against its Performance Peer Group, ranking in the first quartile in the one-year period and second quartile in the three- and five-year periods. The Fund also outperformed its benchmark in the one-, three-, and five-year periods. The Board was satisfied with the overall performance of the Fund.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross management fee and, after taking into effect any expense limitation arrangement and/or fee waivers, the net management fee paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in the Fund as it directly reflected the costs of investing in the Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund’s gross and net advisory fees and net total expense ratio with those of its Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio below the average of its Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

NUVEEN	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fee paid by the Adviser to the Sub-Adviser, however, was generally for portfolio management services. The Board noted such sub-advisory fee was more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

44	NUVEEN

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Fund through its temporary and permanent expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

NUVEEN	45

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	175
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	175
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	175
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	175

46	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	175
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	175
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	175
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	175
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	175

NUVEEN	47

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	175
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	173

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	175

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	89
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	175
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	175

48	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	175
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	175
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	175
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	175
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	175
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	175
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	175
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	175

NUVEEN	49

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	175

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and
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, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
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Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-NFI-0917P        304524-INV-Y-11/18

Mutual Funds

Nuveen Commodity Strategy Fund

Annual Report September 30, 2017

Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Gresham Diversified Commodity Strategy Fund	NGVAX	NGVCX	NGVIX

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholder,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nominee for Chairman of the U.S. Federal Reserve (Fed), Jerome Powell, is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018. However, uncertainties about fiscal policy remain, particularly as Congress is currently working on a tax overhaul plan. Depending on the details of a tax bill and whether it passes, the Fed’s job of managing interest rates could become more complicated in the years ahead.

Meanwhile, politics will remain in the forefront. The U.S. debt ceiling debate resumes in December 2017 when the current extension of the debt limit expires, and rebuilding continues in the wake of Hurricanes Harvey, Irma and Maria. The ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising. But gains may not be so easy in the coming years. Nobody can predict market shifts, which is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

November 22, 2017

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Gresham Diversified Commodity Strategy Fund

This Fund is managed by Nuveen Fund Advisors, LLC, a wholly-owned subsidiary of Nuveen, LLC. The Fund’s sub-advisers are Gresham Investment Management LLC, acting through its Near Term Active division (Gresham), and Nuveen Asset Management, LLC (Nuveen Asset Management), each of which is an affiliate of Nuveen, LLC. Susan Wager, Randy Migdal and John Clarke from Gresham manage the Fund’s commodity investments and Chris Neuharth, Wan-Chong Kung, CFA, and Chad Kemper, from Nuveen Asset Management manage the Fund’s fixed income investments. Susan and Randy have managed the Fund since its inception on July 30, 2012, while Chris, Wan-Chong and Chad have managed the Fund since December 31, 2015. John Clarke has managed the Fund since March 18, 2016.

Here the managers review general market conditions and trends, key strategies and the performance of the Fund for the twelve-month reporting period ended September 30, 2017.

What were the general market conditions and trends during the twelve-month reporting period ended September 30, 2017?

The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of 3% or better growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “advance” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.0%, down slightly from 3.1% in the second quarter, but beating analysts’ expectations that Hurricanes Harvey, Irma and Maria would have more meaningfully depressed output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.

Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.2% in September 2017 from 4.9% in September 2016 and job gains averaged around 181,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) increased 2.2% over the twelve-month reporting period ended September 30, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.1% annual gain in August 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.9%, respectively.

With the U.S. economy delivering a sustainable, while muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

Fed’s decisions to leave rates unchanged at the July and September 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). Toward the end of the reporting period, legislators refocused their efforts on tax reform. In October (after the close of the reporting period), President Trump nominated Jerome Powell to succeed Fed Chair Janet Yellen when her term expires in February 2018. Geopolitical risks also remained prominent, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

Supply gluts in energy and agriculture commodities continued to weigh on the broad commodity market, despite a tailwind from a weaker U.S. dollar and a backdrop of improving global growth expectations. The energy group, the largest sector in the Bloomberg Commodity Index, continued to face a protracted recovery and supply-demand imbalances. The Organization of Petroleum Exporting Countries (OPEC) and other major producers agreed to reduce output, have remained compliant with the cuts and extended the agreement to March 2018. However, concerns lingered about U.S. shale producers and the agreement-exempt OPEC members ramping up their production and exports in the meantime. Agriculture commodities, the second-largest Index group, also saw their prices under pressure from high grain inventories and robust production amid favorable weather conditions. In contrast, industrial metals’ supply-demand dynamics were bullish, aided by stronger global growth, rising demand expectations and tightening supply, which supported gains for the group in this reporting period.

An array of political and geopolitical uncertainties during the reporting period caused spikes in volatility across the financial markets and drove intermittent inflows to “safe-haven” assets, including gold. As one of the most dollar-sensitive commodities, gold also benefited from the weak U.S. dollar. However, gold rallies were largely offset by the low inflation environment, central banks raising interest rates (or signaling rate increases in the future) and more favorable conditions for equities and credit sectors of the fixed income markets, all of which softened demand for gold.

Compared to the weather extremes induced by the 2015-2016 El Nino phenomenon, weather patterns in this reporting period were relatively mild, dampening prices across a number of commodities from foods and textiles to natural gas. However, an unusually active and highly destructive Atlantic hurricane season triggered short-term volatility in grains, cotton, cattle, gasoline and West Texas Intermediate (WTI) crude oil prices in August and September 2017. Despite the devastation to Texas and Florida, prices stabilized as the hurricanes weakened after making landfall.

How did the Fund perform during the twelve-month reporting period ended September 30, 2017?

The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the Fund for the one-year, five-year and since inception periods ending September 30, 2017. The Fund’s Class A Share total return at net asset value (NAV) is compared with the performance of the Bloomberg Commodity Index (the “Index”) and its Lipper classification average. A more detailed discussion of the Fund’s relative performance is provided later in the report.

What strategies were used to manage the Fund during the twelve-month reporting period ended September 30, 2017 and how did these strategies influence performance?

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Commodity Index and its Lipper classification average for the twelve-month reporting period ended September 30, 2017.

6	NUVEEN

Gresham has developed an investment strategy intended to provide the Fund with exposure to the commodities asset class through a broad portfolio of futures contracts on physical commodities. Commodities have historically offered investors a hedge against rising inflation and diversification across economic cycles, potentially improving the efficiency of portfolios holding traditional equity and fixed income assets. The Fund’s investment strategy has two elements, which include a portfolio of exchange-traded commodity futures contracts providing long-only exposure to all principal groups in the global commodity markets and a portfolio of cash equivalents, U.S. government securities and other high quality short-term debt securities.

The selection and weighting of commodities for the Fund’s portfolio are calculated from historical physical production, pricing in the global markets, the volume of international trade and futures contract liquidity, with limits on portfolio concentration in individual commodities and groups. Once portfolio weights are determined, positions in individual futures contracts are actively managed by Gresham’s seasoned team of portfolio managers and traders, who seek the best opportunities from the available points on the futures contract curve for each commodity and the most favorable timing of contract purchases and sales.

During this reporting period, the Fund outperformed the Index across all six commodity groups. The Fund’s absolute performance was less favorable than the Index’s in some of the individual commodity contracts, with the Fund lagging the most in heating oil and natural gas due to weighting differences.

On an absolute basis, the livestock group led performance in this reporting period. Prices on lean hogs, live cattle and feeder cattle (which are not represented in the Index) rose strongly over the reporting period. Lean hogs prices rose early in the reporting period after 2016’s Hurricane Matthew hit the southeastern U.S., which caused flooding that killed herds and disrupted pork production in North Carolina. Strong U.S. exports and demand for pork helped support prices later in the reporting period. Cattle prices also benefited from robust beef exports and demand, as well as news of a scandal in Brazil’s meatpacking industry that led to a suspension of Brazilian beef imports across a number of countries. Later in the reporting period, Hurricane Harvey caused extreme flooding in Texas, the U.S.’s leading beef-producing state, but the impact to the industry was considered minimal.

The industrial metals group also performed well in this reporting period. Copper and zinc were among the top performing individual commodities within the Fund, with aluminum and lead also rallying strongly. Infrastructure spending in China announced by its government and fiscal spending proposed in the U.S. as part of the Trump administration’s agenda were expected to boost demand for industrial metals. At the same time, falling inventories and reduced production due to mine and factory closures helped tighten supply. Nickel was an outlier among the industrial metals, ending the reporting period lower on weakening supply-demand fundamentals. Indonesia, a top producer of nickel, unexpectedly eased its three-year ban on nickel ore exports in early 2017.

The other four commodity groups suffered falling prices and negative returns in this reporting period. The foods and fibers group, as grouped by Gresham, was the weakest performing sector. Sugar, white sugar, cocoa and Arabica coffee were the biggest decliners across the Fund in this reporting period (white sugar and cocoa are held by the Fund but not the Index). Bearish supply news, including bumper crops of West African cocoa and global surpluses of sugar and coffee due to record production in Brazil, continued to weigh on prices for these commodities.

Precious metals and agriculture each saw moderate declines over the reporting period. Gold and silver prices were volatile, rallying as a “safe-haven” asset on flaring geopolitical tensions and economic and/or political uncertainty, and retreating when “risk on” sentiment returned to the markets amid rising equity markets, positive economic news and subdued inflation. The performance of platinum and palladium, which are held in the Fund but not represented in the Index, was mixed. Platinum declined sharply, while palladium appreciated strongly. Agriculture commodities, as grouped by Gresham, remained under pressure due to robust supply and generally favorable weather that continued to bolster production expectations. Although some of the U.S. key agriculture-producing states sustained direct hits from Hurricanes Harvey and Irma, crop damage was less severe than expected and grain prices stabilized.

The energy group finished the reporting period with a small loss. Crude oil prices hovered in a range of mid-$40s to low-$50s per barrel during the reporting period, as rebalancing has proceeded slower than expected. While OPEC continued to comply with its agreed-upon production cuts, U.S. shale production and rig counts were surprisingly strong, and U.S. exports to refineries in Europe and Asia remained robust. Additionally, with back-to-back hurricanes hitting the U.S. Gulf Coast, the price of WTI crude (the U.S. benchmark) fell further relative to Brent crude (the international oil benchmark). The widening spread was expected to make exports

NUVEEN	7

Portfolio Managers’ Comments (continued)

even more favorable for U.S. producers. The hurricanes also caused near-term volatility in gasoline futures as refiners were shut down and the potential for supply shortages at the pump were a concern. However, hurricane-related disruptions were not expected to have a lasting impact on the energy sector. Natural gas continued to be the weakest-performing commodity in the energy group and among the worst performers in the Fund for the reporting period, as ample inventory, robust production and lack of demand growth (due to generally mild weather) drove prices lower.

8	NUVEEN

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. An investor should consider the following risk factors. Investments in commodity-linked derivative instruments have a high degree of price variability and are subject to rapid and substantial price change, which may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. Because the Fund has a significant portion of its assets concentrated in commodity-linked derivative instruments, developments affecting commodities, including political and regulatory changes, seasonal variations, weather, technology, economic and market conditions, will have a disproportionate impact on the Fund. More information on these risks, as well as information on other risks to which the Fund is subject, such as clearing broker, counterparty, credit, derivatives, frequent trading, non-U.S. investment, regulatory, subsidiary and tax risks, are included in the Fund’s prospectus.

NUVEEN	9

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10	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit Nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect the total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	11

Fund Performance and Expense Ratios (continued)

Nuveen Gresham Diversified Commodity Strategy Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of September 30, 2017

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	2.35%	(10.44)%	(9.50)%
Class A Shares at maximum Offering Price	(3.53)%	(11.49)%	(10.53)%
Bloomberg Commodity Index	(0.29)%	(10.47)%	(9.80)%
Lipper Commodities General Funds Classification Average	0.04%	(10.04)%	(9.16)%

Class C Shares	1.52%	(11.09)%	(10.16)%
Class I Shares	2.58%	(10.18)%	(9.24)%

Since inception returns are from 7/30/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.72%	2.37%	1.32%
Net Expense Ratios	1.31%	2.06%	1.06%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to its expiration only with the approval of the Board of Trustees of the Fund.

12	NUVEEN

Growth of an Assumed $10,000 Investment as of September 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	13

Holding

Summaries as of September 30, 2017

Nuveen Gresham Diversified Commodity Strategy Fund

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Allocation

(% of net assets)

Repurchase Agreements	11.6%
U.S. Government and Agency Obligations	82.4%
Other Assets Less Liabilities	6.0%
Net Assets	100%

Commodity Group Weightings1

Energy	34.7%
Industrial Metals	19.7%
Precious Metals	15.8%
Agriculturals	15.4%
Livestock	9.4%
Foods & Fibers	5.0%
Total	100%

Top Ten Commodity Holdings1

Crude Oil	18.6%
Gold	11.8%
Copper	8.7%
Aluminum	6.2%
Live Cattle	5.7%
Natural Gas	5.0%
Soybeans	5.0%
Unleaded Gas	4.3%
Gas Oil	3.7%
Corn	3.7%

1	Portfolio weights are shown as a percentage of the Fund’s commodity futures portfolio only. These figures do not reflect the Fund’s fixed income investments or offsetting short and long futures positions on the London Metal Exchange. The Fund’s commodity futures positions are held through a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands.

14	NUVEEN

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended September 30, 2017.

The beginning of the period is April 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Gresham Diversified Commodity Strategy Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,005.10	$1,000.90	$1,005.90
Expenses Incurred During the Period	$6.63	$10.58	$5.58
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.45	$1,014.49	$1,019.50
Expenses Incurred During the Period	$6.68	$10.66	$5.62

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.32%, 2.11% and 1.11% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

NUVEEN	15

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees of Nuveen Investment Trust V and Shareholders of

Nuveen Gresham Diversified Commodity Strategy Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of consolidated changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Gresham Diversified Commodity Strategy Fund (a portfolio of Nuveen Investment Trust V, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

November 28, 2017

16	NUVEEN

Nuveen Gresham Diversified Commodity Strategy Fund

Consolidated Portfolio of Investments	September 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SHORT-TERM INVESTMENTS – 94.0%

	REPURCHASE AGREEMENTS – 11.6%

$6,268	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/29/17, repurchase price $6,268,552, collateralized by $5,405,000 U.S. Treasury Bonds, 3.750%, due 11/15/43, value $6,399,731	0.120%	10/02/17	N/A	$6,268,489

4,926	Repurchase Agreement with State Street Bank, dated 9/29/17, repurchase price $4,925,645, collateralized by $5,085,000 U.S. Treasury Notes, 1.500%, due 1/31/22, value $5,027,682 (3)	0.050%	10/02/17	N/A	4,925,624
11,194	Total Repurchase Agreements (cost $11,194,113)				11,194,113

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 82.4%

1,850	Federal Home Loan Bank Bonds	4.750%	6/08/18	Aaa	1,892,384

5,000	Federal Home Loan Bank Bonds	1.250%	7/27/18	Aaa	4,997,255

5,000	Federal Home Loan Bank Bonds	0.625%	8/07/18	Aaa	4,970,945

5,160	Federal Home Loan Bank Bonds	2.750%	6/08/18	Aaa	5,211,270

1,910	Federal Home Loan Mortgage Corporation, Notes	5.125%	11/17/17	Aaa	1,919,680

550	Freddie Mac Reference Notes	1.000%	12/15/17	Aaa	549,911

5,300	U.S. Treasury Bills (3), (4)	0.000%	3/15/18	N/R	5,271,854

2,680	U.S. Treasury Notes	3.500%	2/15/18	Aaa	2,702,825

4,500	U.S. Treasury Notes	0.875%	11/15/17	Aaa	4,498,879

4,500	U.S. Treasury Notes	0.625%	11/30/17	Aaa	4,496,544

4,700	U.S. Treasury Notes	1.000%	12/15/17	Aaa	4,698,640

3,700	U.S. Treasury Notes	0.875%	1/15/18	Aaa	3,696,978

3,000	U.S. Treasury Notes	0.875%	3/31/18	Aaa	2,994,367

4,875	U.S. Treasury Notes	0.750%	4/15/18	Aaa	4,862,053

4,450	U.S. Treasury Notes	0.750%	4/30/18	Aaa	4,437,124

4,000	U.S. Treasury Notes	1.000%	5/15/18	Aaa	3,994,375

4,500	U.S. Treasury Notes	1.375%	6/30/18	Aaa	4,502,637

4,780	U.S. Treasury Notes	0.875%	7/15/18	Aaa	4,763,382

4,750	U.S. Treasury Notes	1.375%	7/31/18	Aaa	4,751,484

4,695	United States of America Treasury Inflation Indexed Obligations	2.875%	3/31/18	Aaa	4,732,771
$79,900	Total U.S. Government and Agency Obligations (cost $79,984,104)				79,945,358
	Total Short-Term Investments (cost $91,178,217)				91,139,471
	Other Assets Less Liabilities – 6.0% (5)				5,840,695
	Net Assets – 100%				$96,980,166

NUVEEN	17

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2017

Investments in Derivatives as of September 30, 2017 (6)

Futures Contracts

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Energy	Crude Oil

	ICE Brent Crude Oil Futures Contract	Long	84	January 2018	$4,496,862	$4,753,560	$256,698	$(25,216)

	ICE Brent Crude Oil Futures Contract	Long	74	March 2018	3,990,269	4,166,940	176,671	(17,308)

	NYMEX WTI Crude Oil Futures Contract	Long	95	November 2017	4,571,926	4,908,650	336,724	10,450

	NYMEX WTI Crude Oil Futures Contract	Long	29	January 2018	1,389,454	1,512,060	122,606	1,450

	NYMEX WTI Crude Oil Futures Contract	Long	48	March 2018	2,419,227	2,507,520	88,293	—
	Total Crude Oil		330		16,867,738	17,848,730	980,992	(30,624)

	Gas Oil

	ICE Low Sulphur Gas Oil Futures Contract	Long	14	November 2017	708,652	759,150	50,498	(3,150)

	ICE Low Sulphur Gas Oil Futures Contract	Long	40	December 2017	1,953,341	2,135,000	181,659	(8,778)

	ICE Low Sulphur Gas Oil Futures Contract	Long	13	January 2018	686,770	688,350	1,580	(2,925)
	Total Gas Oil		67		3,348,763	3,582,500	233,737	(14,853)

	Heating Oil

	NYMEX NY Harbor ULSD Futures Contract	Long	9	January 2018	627,088	681,496	54,408	(4,007)

	NYMEX NY Harbor ULSD Futures Contract	Long	31	March 2018	2,157,052	2,313,784	156,732	(8,810)
	Total Heating Oil		40		2,784,140	2,995,280	211,140	(12,817)

	Natural Gas

	NYMEX Natural Gas Futures Contract	Long	73	November 2017	2,207,901	2,195,110	(12,791)	(7,300)

	NYMEX Natural Gas Futures Contract	Long	55	January 2018	1,843,370	1,812,250	(31,120)	(1,650)

	NYMEX Natural Gas Futures Contract	Long	26	March 2018	868,818	844,740	(24,078)	(2,340)
	Total Natural Gas		154		4,920,089	4,852,100	(67,989)	(11,290)

	Unleaded Gas

	NYMEX Gasoline RBOB Futures Contract	Long	6	November 2017	373,118	400,932	27,814	(5,998)

	NYMEX Gasoline RBOB Futures Contract	Long	32	January 2018	1,977,037	2,120,698	143,661	(21,121)

	NYMEX Gasoline RBOB Futures Contract	Long	24	March 2018	1,528,029	1,615,219	87,190	(14,011)
	Total Unleaded Gas		62		3,878,184	4,136,849	258,665	(41,130)
	Total Energy		653		31,798,914	33,415,459	1,616,545	(110,714)

18	NUVEEN

Investments in Derivatives as of September 30, 2017 (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Industrial Metals	Aluminum

	LME Primary Aluminum Futures Contract	Long	138	November 2017	$6,701,732	$7,207,050	$505,318	$(100,912)

	LME Primary Aluminum Futures Contract	Short	(92)	November 2017	(4,504,306)	(4,804,700)	(300,394)	58,538

	LME Primary Aluminum Futures Contract	Long	69	January 2018	3,347,600	3,633,713	286,113	(50,456)

	LME Primary Aluminum Futures Contract	Short	(69)	January 2018	(3,551,869)	(3,633,713)	(81,844)	50,456

	LME Primary Aluminum Futures Contract	Long	72	March 2018	3,768,825	3,811,500	42,675	(45,375)

	LME Primary Aluminum Futures Contract	Short	(5)	March 2018	(266,894)	(264,688)	2,206	2,194
	Total Aluminum		113		5,495,088	5,949,162	454,074	(85,555)

	Copper

	CEC Copper Futures Contract	Long	24	December 2017	1,759,447	1,773,000	13,553	(15,600)

	LME Copper Futures Contract	Long	49	November 2017	7,382,106	7,917,481	535,375	(50,531)

	LME Copper Futures Contract	Short	(31)	November 2017	(4,919,244)	(5,009,019)	(89,775)	32,038

	LME Copper Futures Contract	Long	16	January 2018	2,520,425	2,596,100	75,675	(16,500)

	LME Copper Futures Contract	Short	(1)	January 2018	(162,256)	(162,256)	—	—

	LME Copper Futures Contract	Long	8	March 2018	1,311,950	1,302,450	(9,500)	(9,500)
	Total Copper		65		7,892,428	8,417,756	525,328	(60,093)

	Lead

	LME Lead Futures Contract	Long	20	November 2017	1,121,306	1,245,500	124,194	9,875

	LME Lead Futures Contract	Short	(20)	November 2017	(1,185,006)	(1,245,500)	(60,494)	(9,875)

	LME Lead Futures Contract	Long	15	January 2018	880,550	932,625	52,075	4,687

	LME Lead Futures Contract	Short	(15)	January 2018	(895,150)	(932,625)	(37,475)	(4,687)

	LME Lead Futures Contract	Long	19	March 2018	1,147,725	1,182,750	35,025	4,393

	LME Lead Futures Contract	Short	(2)	March 2018	(122,394)	(124,500)	(2,106)	(232)
	Total Lead		17		947,031	1,058,250	111,219	4,161

	Nickel

	LME Nickel Futures Contract	Long	24	November 2017	1,337,322	1,506,024	168,702	8,424

	LME Nickel Futures Contract	Short	(20)	November 2017	(1,209,519)	(1,255,020)	(45,501)	(7,020)

	LME Nickel Futures Contract	Long	14	January 2018	868,866	883,344	14,478	5,040

	LME Nickel Futures Contract	Short	(8)	January 2018	(502,656)	(504,768)	(2,112)	(2,520)

	LME Nickel Futures Contract	Long	11	March 2018	692,550	697,224	4,674	4,092

	LME Nickel Futures Contract	Short	(2)	March 2018	(126,396)	(126,768)	(372)	(372)
	Total Nickel		19		1,060,167	1,200,036	139,869	7,644

NUVEEN	19

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2017

Investments in Derivatives as of September 30, 2017 (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Industrial Metals (continued)	Zinc

	LME Zinc Futures Contract	Long	30	November 2017	$1,951,505	$2,376,188	$424,683	$11,438

	LME Zinc Futures Contract	Short	(30)	November 2017	(2,013,694)	(2,376,188)	(362,494)	(11,438)

	LME Zinc Futures Contract	Long	35	January 2018	2,368,962	2,765,875	396,913	12,250

	LME Zinc Futures Contract	Short	(32)	January 2018	(2,364,875)	(2,528,800)	(163,925)	(11,200)

	LME Zinc Futures Contract	Long	28	March 2018	2,082,938	2,205,350	122,412	8,750

	LME Zinc Futures Contract	Short	(1)	March 2018	(78,363)	(78,763)	(400)	(314)
	Total Zinc		30		1,946,473	2,363,662	417,189	9,486
	Total Industrial Metals		244		17,341,187	18,988,866	1,647,679	(124,357)

Agriculturals	Corn

	CBOT Corn Futures Contract	Long	116	December 2017	2,175,856	2,060,450	(115,406)	15,950

	CBOT Corn Futures Contract	Long	39	March 2018	720,525	717,113	(3,412)	4,875

	CBOT Corn Futures Contract	Long	39	May 2018	732,862	733,688	826	4,875
	Total Corn		194		3,629,243	3,511,251	(117,992)	25,700

	Soybean Meal

	CBOT Soybean Meal Futures Contract	Long	29	December 2017	913,050	915,820	2,770	12,470

	CBOT Soybean Meal Futures Contract	Long	19	January 2018	581,111	603,820	22,709	7,980

	CBOT Soybean Meal Futures Contract	Long	26	March 2018	850,418	833,820	(16,598)	9,880
	Total Soybean Meal		74		2,344,579	2,353,460	8,881	30,330

	Soybean Oil

	CBOT Soybean Oil Futures Contracts	Long	33	January 2018	673,280	653,202	(20,078)	(198)

	CBOT Soybean Oil Futures Contracts	Long	23	March 2018	471,081	458,574	(12,507)	(276)
	Total Soybean Oil		56		1,144,361	1,111,776	(32,585)	(474)

	Soybeans

	CBOT Soybean Futures Contracts	Long	69	November 2017	3,329,997	3,340,463	10,466	30,188

	CBOT Soybean Futures Contracts	Long	30	March 2018	1,502,849	1,481,625	(21,224)	12,375
	Total Soybeans		99		4,832,846	4,822,088	(10,758)	42,563

	Wheat

	CBOT KC HRW Wheat Futures Contract	Long	37	December 2017	890,235	819,088	(71,147)	(18,962)

	CBOT KC HRW Wheat Futures Contract	Long	10	March 2018	231,725	230,125	(1,600)	(5,250)

	CBOT Wheat Futures Contract	Long	42	December 2017	981,961	941,325	(40,636)	(13,587)

	CBOT Wheat Futures Contract	Long	33	March 2018	764,870	769,725	4,855	(12,394)

	MGEX Red Spring Wheat Futures Contract	Long	7	December 2017	257,592	218,313	(39,279)	(7,438)
	Total Wheat		129		3,126,383	2,978,576	(147,807)	(57,631)
	Total Agriculturals		552		15,077,412	14,777,151	(300,261)	40,488

20	NUVEEN

Investments in Derivatives as of September 30, 2017 (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Precious Metals	Gold

	CEC Gold Futures Contract	Long	88	December 2017	$11,247,329	$11,306,240	$58,911	$(34,320)

	Palladium

	NYMEX Palladium Futures Contract	Long	7	December 2017	598,485	655,795	57,310	6,300

	Platinum

	NYMEX Platinum Futures Contract	Long	14	January 2018	652,552	640,850	(11,702)	(7,140)

	Silver

	CEC Silver Futures Contract	Long	31	December 2017	2,471,044	2,584,780	113,736	(26,505)
	Total Precious Metals		140		14,969,410	15,187,665	218,255	(61,665)

Foods & Fibers	Cocoa

	ICE Cocoa Futures Contract	Long	9	December 2017	175,851	183,870	8,019	5,670

	ICE Cocoa Futures Contract	Long	22	March 2018	443,796	447,480	3,684	7,878
	Total Cocoa		31		619,647	631,350	11,703	13,548

	Coffee

	ICE Coffee C Futures Contract	Long	9	December 2017	451,642	432,169	(19,473)	(1,519)

	ICE Coffee C Futures Contract	Long	7	March 2018	351,207	345,581	(5,626)	(1,181)

	ICE Coffee C Futures Contract	Long	7	May 2018	354,619	351,750	(2,869)	(1,181)

	LIFFE Coffee Robusta Futures Contract	Long	11	January 2018	227,126	213,840	(13,286)	1,760
	Total Coffee		34		1,384,594	1,343,340	(41,254)	(2,121)

	Cotton

	ICE Cotton No. 2 Futures Contract	Long	17	December 2017	594,086	581,825	(12,261)	(4,420)

	ICE Cotton No. 2 Futures Contract	Long	5	March 2018	172,667	169,450	(3,217)	(675)

	ICE Cotton No. 2 Futures Contract	Long	16	May 2018	562,298	546,800	(15,498)	(1,920)
	Total Cotton		38		1,329,051	1,298,075	(30,976)	(7,015)

	Sugar

	ICE Sugar 11 Futures Contract	Long	64	March 2018	1,061,547	1,010,688	(50,859)	10,752

	ICE Sugar 11 Futures Contract	Long	20	May 2018	334,005	318,528	(15,477)	2,688

	ICE White Sugar Futures Contract	Long	8	December 2017	149,088	144,880	(4,208)	1,400

	ICE White Sugar Futures Contract	Long	1	March 2018	18,415	18,355	(60)	(60)
	Total Sugar		93		1,563,055	1,492,451	(70,604)	14,780
	Total Foods & Fibers		196		4,896,347	4,765,216	(131,131)	19,192

Livestock	Feeder Cattle

	CME Feeder Cattle Futures Contract	Long	13	November 2017	971,778	1,001,000	29,222	(6,337)

	CME Feeder Cattle Futures Contract	Long	6	January 2018	453,036	454,575	1,539	(3,150)

	CME Feeder Cattle Futures Contract	Long	5	March 2018	375,302	371,813	(3,489)	(2,250)
	Total Feeder Cattle		24		1,800,116	1,827,388	27,272	(11,737)

NUVEEN	21

Nuveen Gresham Diversified Commodity Strategy Fund (continued)

Consolidated Portfolio of Investments	September 30, 2017

Investments in Derivatives as of September 30, 2017 (6) (continued)

Futures Contracts (continued):

Commodity Group	Description	Contract Position (7)	Number of Contracts (8)	Expiration Date	Notional Amount (8)	Value (8)	Unrealized Appreciation (Depreciation)	Variation Margin Receivable/ (Payable)

Livestock (continued)	Lean Hogs

	CME Lean Hogs Futures Contract	Long	63	December 2017	$1,502,147	$1,510,740	$8,593	$42,210

	CME Lean Hogs Futures Contract	Long	7	February 2018	189,133	182,140	(6,993)	4,760

	CME Lean Hogs Futures Contract	Long	3	April 2018	84,410	83,820	(590)	(590)
	Total Lean Hogs		73		1,775,690	1,776,700	1,010	46,380

	Live Cattle

	CME Live Cattle Futures Contract	Long	111	December 2017	5,082,156	5,117,100	34,944	8,880

	CME Live Cattle Futures Contract	Long	7	February 2018	334,076	332,150	(1,926)	210
	Total Live Cattle		118		5,416,232	5,449,250	33,018	9,090
	Total Livestock		215		8,992,038	9,053,338	61,300	43,733
	Total Futures Contracts		2,000		$93,075,308	$96,187,695	$3,112,387	$(193,323)
	Total receivable for variation margin on futures contracts							$415,176
	Total payable for variation margin on futures contracts							$608,499

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Consolidated Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	As of the end of the reporting period, security was held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(4)	Investment has been pledged to collateralize the net payment obligations for investments in derivatives.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of futures contracts, which are recognized as part of the deposits with brokers for open futures contracts and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities.

(6)	As of the end of the reporting period, 100% of the Fund’s investments in derivatives are held at the Subsidiary level. Refer to Notes to Financial Statements, Note 1 – General Information and Significant Accounting Policies, Subsidiary and Note 8 – Basis for Consolidation and Subsidiary Information for more information.

(7)	The Fund expects to invest only in long futures contracts. Some short futures positions arise in futures contracts traded on the London Metal Exchange (“LME”) solely as the result of closing existing long LME futures positions. For every short LME futures contract outstanding, the Fund had previously entered into a long LME futures contract. The London Clearing House is the counterparty for both the long and short position.

(8)	Total Number of Contracts, Notional Amount and Value include the net effect of LME short futures positions.

N/A	Not applicable

CBOT	Chicago Board of Trade

CEC	Commodities Exchange Center

CME	Chicago Mercantile Exchange

ICE	Intercontinental Exchange

KC HRW	Kansas City Hard Red Winter

LIFFE	London International Financial Futures Exchange

LME	London Metal Exchange

MGEX	Minneapolis Grain Exchange

NY Harbor ULSD	New York Harbor Ultra-Low Sulfur Diesel

NYMEX	New York Mercantile Exchange

RBOB	Reformulated Gasoline Blendstock for Oxygen Blending

WTI	West Texas Intermediate

See accompanying notes to financial statements.

22	NUVEEN

Consolidated Statement of

Assets and Liabilities	September 30, 2017

Assets
Short-term investments, at value (cost $91,178,217)	$91,139,471
Deposits with brokers for open futures contracts	3,314,279
Receivable for:
Interest	368,855
Investments sold	2,500,000
Shares sold	133,823
Variation margin on futures contracts	415,176
Other assets	31,251
Total assets	97,902,855
Liabilities
Cash overdraft	78,044
Payable for:
Shares redeemed	36,437
Variation margin on futures contracts	608,499
Accrued expenses:
Custodian fees	57,172
Management fees	55,501
Professional fees	51,064
Trustees fees	3,750
12b-1 distribution and service fees	450
Other	31,772
Total liabilities	922,689
Net assets	$96,980,166
Class A Shares
Net assets	$856,389
Shares outstanding	72,896
Net asset value (“NAV”) per share	$11.75
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$12.47
Class C Shares
Net assets	$324,407
Shares outstanding	28,576
NAV and offering price per share	$11.35
Class I Shares
Net assets	$95,799,370
Shares outstanding	8,044,068
NAV and offering price per share	$11.91
Net assets consist of:
Capital paid-in	$94,576,119
Undistributed (Over-distribution of) net investment income	(631,920)
Accumulated net realized gain (loss)	(37,674)
Net unrealized appreciation (depreciation)	3,073,641
Net assets	$96,980,166
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

NUVEEN	23

Consolidated Statement of

Operations	Year Ended September 30, 2017

Interest Income	$658,379
Expenses
Management fees	897,602
12b-1 service fees – Class A Shares	15,717
12b-1 distribution and service fees – Class C Shares	3,555
Shareholder servicing agent fees	59,314
Custodian fees	143,005
Trustees fees	15,371
Professional fees	80,530
Shareholder reporting expenses	24,074
Federal and state registration fees	62,779
Other	36,581
Total expenses before fee waiver/expense reimbursement	1,338,528
Fee waiver/expense reimbursement	(317,862)
Net expenses	1,020,666
Net investment income (loss)	(362,287)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	19,137
Futures contracts	(348,867)
Change in net unrealized appreciation (depreciation) of:
Investments	(73,407)
Futures contracts	2,782,914
Net realized and unrealized gain (loss)	2,379,777
Net increase (decrease) in net assets from operations	$2,017,490

See accompanying notes to financial statements.

24	NUVEEN

Consolidated Statement of

Changes in Net Assets

	Year Ended 9/30/17	Year Ended 9/30/16
Operations
Net investment income (loss)	$(362,287)	$(934,104)
Net realized gain (loss) from:
Investments	19,137	(22,775)
Futures contracts	(348,867)	(36,395,636)
Change in net unrealized appreciation (depreciation) of:
Investments	(73,407)	(85,925)
Futures contracts	2,782,914	9,371,431
Net increase (decrease) in net assets from operations	2,017,490	(28,067,009)
Fund Share Transactions
Proceeds from sale of shares	42,780,632	94,408,521
Cost of shares redeemed	(32,725,385)	(213,924,729)
Net increase (decrease) in net assets from Fund share transactions	10,055,247	(119,516,208)
Net increase (decrease) in net assets	12,072,737	(147,583,217)
Net assets at the beginning of period	84,907,429	232,490,646
Net assets at the end of period	$96,980,166	$84,907,429
Undistributed (Over-distribution of) net investment income at the end of period	$(631,920)	$45,374

See accompanying notes to financial statements.

NUVEEN	25

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (7/12)
2017	$11.48	$(0.08)	$0.35	$0.27	$—	$—	$—	$11.75
2016	12.14	(0.09)	(0.57)	(0.66)	—	—	—	11.48
2015	16.75	(0.17)	(4.44)	(4.61)	—	—	—	12.14
2014	17.91	(0.23)	(0.93)	(1.16)	—	—	—	16.75
2013	20.71	(0.22)	(2.28)	(2.50)	(0.30)	—	(0.30)	17.91
Class C (7/12)
2017	11.18	(0.16)	0.33	0.17	—	—	—	11.35
2016	11.91	(0.18)	(0.55)	(0.73)	—	—	—	11.18
2015	16.57	(0.28)	(4.38)	(4.66)	—	—	—	11.91
2014	17.81	(0.35)	(0.89)	(1.24)	—	—	—	16.57
2013	20.68	(0.36)	(2.27)	(2.63)	(0.24)	—	(0.24)	17.81
Class I (7/12)
2017	11.61	(0.04)	0.34	0.30	—	—	—	11.91
2016	12.24	(0.08)	(0.55)	(0.63)	—	—	—	11.61
2015	16.86	(0.13)	(4.49)	(4.62)	—	—	—	12.24
2014	17.95	(0.18)	(0.91)	(1.09)	—	—	—	16.86
2013	20.72	(0.18)	(2.27)	(2.45)	(0.32)	—	(0.32)	17.95

26	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.35%	$856	1.60%	(0.98)%	1.32%	(0.69)%	0%
(5.44)	9,252	1.72	(1.18)	1.31	(0.78)	0
(27.52)	672	1.53	(1.41)	1.31	(1.20)	0
(6.48)	496	2.00	(1.91)	1.32	(1.23)	0
(12.16)	388	3.07	(2.96)	1.32	(1.21)	0

1.52	324	2.42	(1.72)	2.08	(1.38)	0
(6.13)	391	2.37	(1.94)	2.06	(1.63)	0
(28.12)	620	2.29	(2.18)	2.06	(1.96)	0
(6.96)	952	2.81	(2.73)	2.07	(1.98)	0
(12.81)	74	3.58	(3.47)	2.07	(1.96)	0

2.58	95,799	1.44	(0.72)	1.09	(0.37)	0
(5.15)	75,265	1.32	(0.96)	1.06	(0.70)	0
(27.40)	231,199	1.26	(1.14)	1.06	(0.94)	0
(6.07)	58,234	1.83	(1.75)	1.07	(0.98)	0
(11.91)	18,521	2.62	(2.51)	1.07	(0.96)	0

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales divided by the average long-term market value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes to financial statements.

NUVEEN	27

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust V (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Gresham Diversified Commodity Strategy Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on September 27, 2006.

The end of the reporting period for the Fund is September 30, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended September 30, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gresham Investment Management LLC (“Gresham”), an affiliate of the Adviser and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, (collectively, the “Sub-Advisers”). The Adviser has selected Gresham, acting through its Near Term Active division, to manage the Fund’s commodity investment strategy. The Adviser has selected NAM to manage the Fund’s fixed income investments.

Investment Objective

The Fund’s investment objective is to seek attractive total return. Under normal market conditions, the Fund invests primarily in a diversified portfolio of commodity futures contracts and fixed income investments.

The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Subsidiary

The Fund invests in a diversified portfolio of exchange-traded commodity futures contracts with an aggregate value substantially equal to the Fund’s net assets. The Fund invests in futures contracts in the six principal commodity groups in the global commodities markets: energy; industrial metals; agriculture; precious metals; foods and fibers; and livestock. The Fund may also invest in commodity-linked forward contracts, notes, swap agreements and other derivative instruments that provide investment exposure to commodities.

Although the Fund may make investments in commodity-linked derivative instruments directly, it expects to primarily gain exposure to these investments by investing in the Gresham Diversified Commodity Fund Ltd., (the “Subsidiary”) a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary is advised by the Adviser and sub-advised by Gresham. The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to commodity markets within the limits of current federal income tax laws applicable to investment companies such as the Fund, which limit the ability of investment companies to invest directly in commodity-linked derivative instruments. The Subsidiary has the same investment objective as the Fund, but unlike the Fund, it may invest without limitation in commodity-linked derivative instruments. The Subsidiary is otherwise subject to the same fundamental and non-fundamental investment restrictions as the Fund. Except as otherwise noted, for purposes of this report, references to the Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

The Fund intends to invest up to 25% of its net assets in the Subsidiary, which in turn invests in a diversified portfolio of exchange-traded commodity futures contracts. Because commodity futures contracts provide investment exposure that greatly exceeds the margin requirements for such positions, the Subsidiary will be able to use this small portion of the Fund’s net assets to gain exposure to commodity futures contracts with an aggregate value substantially equal to 100% of the Fund’s net assets. The Subsidiary may also invest in U.S. Treasury securities for the purpose of posting margin on its commodity futures contracts.

Assets not invested by the Fund in the Subsidiary or directly in commodity-linked derivative instruments are invested by NAM in cash equivalents, U.S. government securities and other high-quality short-term debt securities with final terms not exceeding one year at the time of investment. The Fund’s debt security investments consist primarily of direct and guaranteed obligations of the U.S. government and senior obligations of U.S. government agencies as well as money market securities. The Fund’s investments in cash equivalents and short-term debt securities (other than U.S. government securities) will be rated at all times at the applicable highest short-term or long-term debt or deposit rating or money market fund rating as determined by at least one nationally recognized statistical rating organization or, if unrated, judged by NAM to be of comparable quality.

28	NUVEEN

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discount for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Consolidated Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Consolidated Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NUVEEN	29

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Commodity futures contracts traded on an exchange are valued at the final settlement price or official closing price as determined by the principal exchange on which the instruments are traded as supplied by independent pricing services (“pricing services”). These investments are generally classified as Level 1. Over-the-counter commodity futures contracts not traded on an exchange are valued, in order of hierarchy, by pricing services, price quotations obtained from counterparty broker-dealers, or through fair valuation methodologies as determined by the Adviser. These investments are generally classified as Level 2. Additionally, events may occur after the close of the market, but prior to the determination of the Fund’s NAV, that may affect the values of the Fund’s investments. In such circumstances, the Adviser will determine a fair valuation for such investments that in its opinion is reflective of fair market value. These investments are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of fixed-income securities, including, but not limited to, highly rated zero coupon fixed-income securities and U.S. Treasury bills, issued with maturities of one year or less, are provided by a pricing service approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S.

30	NUVEEN

markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Short-Term Investments:
Repurchase Agreements	$—	$11,194,113	$—	$11,194,113
U.S. Government and Agency Obligations	—	79,945,358	—	79,945,358
Investments in Derivatives:
Futures Contracts*	3,112,387	—	—	3,112,387
Total	$3,112,387	$91,139,471	$—	$94,251,858
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Consolidated Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

NUVEEN	31

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$6,268,489	$(6,268,489)	$—
State Street Bank	4,925,624	(4,925,624)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Consolidated Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Consolidated Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

The Fund invests in commodity futures contracts. Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Consolidated Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the open contracts. If the Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely, if the Fund has unrealized depreciation, the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Consolidated Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Consolidated Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Consolidated Statement of Operations.

Risks of investments in commodity futures contracts include possible adverse movement in the price of the commodities underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and the possibility that a change in the value of the contract may not correlate with a change in the value of the underlying commodities.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$91,126,396
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as the end of the reporting period, the location of these instruments on the Consolidated Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Consolidated Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value

Commodity	Futures contracts	Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	$2,042,306	Payable for variation margin on futures contracts*	$2,803,883
		Deposits with brokers for open futures contracts and Receivable for variation margin on futures contracts*	(721,402)	Payable for variation margin on futures contracts*	(1,012,400)
Total			$1,320,904		$1,791,483
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

32	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Consolidated Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Commodity	Futures contracts	$(348,867)	$2,782,914

Financial Instrument Risk

The financial instruments used by the Fund are commodity futures, whose values are based upon an underlying asset and generally represent future commitments that have a reasonable possibility of being settled in cash or through physical delivery. As of the end of the reporting period, the financial instruments held by the Fund were traded on an exchange and are standardized contracts.

Market risk is the potential for changes in the value of the financial instruments traded by the Fund due to market changes, including fluctuations in commodity prices. Investing in commodity futures contracts involves the Fund entering into contractual commitments to purchase or sell a particular commodity at a specified date and price. The market risk associated with the Fund’s commitments to purchase commodities will be limited to the gross or face amount of the contracts held. The Fund’s exposure to market risk may be influenced by a number of factors, including changes in international balances of payments and trade, currency devaluations and revaluations, changes in interest and foreign currency exchange rates, price volatility of commodity futures contracts and market liquidity, weather, geopolitical events and other factors.

Credit risk is the possibility that a loss may occur due to the failure of a counterparty performing according to the terms of the futures and option contracts. The Fund may be exposed to credit risk from its investments in commodity futures contracts and options on commodity futures contracts resulting from the clearing house associated with a particular exchange failing to meet its obligations to the Fund. In general, clearing houses are backed by their corporate members who may be required to share in the financial burden resulting from the nonperformance of one of their members, which should significantly reduce this credit risk. In cases where the clearing house is not backed by the clearing members (i.e., as in some foreign exchanges), it may be backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearing house will meet its obligations to the Fund. The Fund is subject to short exposure when it sells short a futures contract. Short sales are transactions in which the Fund initiates a position by selling a futures contract short. A short futures position allows the short seller to profit from declines in the price of the underlying commodity to the extent such declines exceed the transaction costs. In a short sale transaction, the Fund must deliver the underlying commodity at the contract price to a buyer of the contract who stands for delivery under the rules of the exchange that lists the contract or must offset the contract by entering into an opposite and offsetting transaction in the market.

A short sale creates the risk of an unlimited loss since the price of the underlying commodity in a futures contract could theoretically increase without limit, thus increasing the cost of covering the short positions. In circumstances where a market has reached its maximum price limits imposed by the exchange, the short seller may be unable to offset its short position until the next trading day, when prices could increase again in rapid trading.

The Fund’s risk of loss in the event of counterparty default is typically limited to the amounts recognized on the Consolidated Statement of Assets and Liabilities and not represented by the contract or notional amounts of the instruments.

The commodity markets have volatility risk. The commodity markets have experienced periods of extreme volatility. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant reductions in values of a variety of commodities. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings. In addition, volatility in the commodity and securities markets may directly and adversely affect the setting of distribution rates on the Fund’s shares.

4. Fund Shares

Fund Shares

The Fund has an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

NUVEEN	33

Notes to Financial Statements (continued)

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 9/30/17		Year Ended 9/30/16
	Shares	Amount	Shares	Amount
Shares sold:
Class A	213,506	$2,526,783	875,515	$9,628,333
Class C	4,421	50,973	13,984	157,890
Class I	3,398,382	40,202,876	7,552,955	84,622,298
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	3,616,309	42,780,632	8,442,454	94,408,521
Shares redeemed:
Class A	(946,524)	(11,110,325)	(124,931)	(1,401,977)
Class C	(10,820)	(122,190)	(31,011)	(340,794)
Class I	(1,836,443)	(21,492,870)	(19,955,257)	(212,181,958)
	(2,793,787)	(32,725,385)	(20,111,199)	(213,924,729)
Net increase (decrease)	822,522	$10,055,247	(11,668,745)	$(119,516,208)

5. Investment Transactions

During the current fiscal period, the Fund did not have any long-term purchases and sales.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required.

The Fund’s ability to make direct and indirect investments in commodities and certain related investments is limited by the Fund’s intention to qualify as a RIC under the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. In the past, the IRS had issued private letter rulings to RICs to the effect that income deemed to be received from their wholly-owned subsidiaries meets the requirements of RIC qualification without regard to whether it is currently paid to the parent mutual fund in the form of a cash dividend (“repatriated”). In 2011 the IRS suspended the issuance of such rulings while considering the release of published guidance on the issue. It is unclear whether such guidance will be favorable to RICs or would eliminate the need for newly organized funds to seek their own rulings. The Fund has not received a private letter ruling. In the absence of a private letter ruling or guidance to the same or similar effect, the Fund will rely upon an opinion of counsel to the effect that, consistent with Section 851(b) of the Code, income received from a controlled foreign corporation (“CFC”) by a RIC will be considered qualifying income if it is distributed from the CFC in the year earned, and the Subsidiary will be operated consistent with the statutory provision. However, if the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

If the Subsidiary does not make the distributions, or does not make the distributions in the year earned, the Fund will still be required to recognize the Subsidiary’s income including net investment income, net realized gain on futures contracts and certain net unrealized gains on futures contracts as ordinary income for the purposes of calculating the Fund’s own taxable income. Net losses earned by the Subsidiary may not be netted with income or gain earned within the Fund and may not be carried forward for use in future years.

For all open tax years and all major taxing jurisdictions, the management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

34	NUVEEN

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of September 30, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Tax cost of investments	$91,179,395
Gross unrealized:
Appreciation	$709
Depreciation	(40,633)
Net unrealized appreciation (depreciation) of investments	$(39,924)

Tax cost of futures	$2,289,901
Net unrealized appreciation (depreciation) of futures	$822,486

Permanent differences, primarily due to calculation of taxable income from the Subsidiary, resulted in reclassifications among the Fund’s components of net assets as of September 30, 2017, the Fund’s tax year end, as follows:

Capital paid-in	$—
Undistributed (Over-distribution of) net investment income	(315,007)
Accumulated net realized gain (loss)	315,007

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2017, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$1,657,981
Undistributed net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended September 30, 2017 and September 30, 2016, was designated for purposes of the dividends paid deduction as follows:

2017
Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—

2016
Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of September 30, 2017, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital losses to be carried forward – not subject to expiration	$36,496

7. Management Fees and Other Transactions with Affiliates

Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gresham and NAM are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NUVEEN	35

Notes to Financial Statements (continued)

For the period October 1, 2016 through July 31, 2017, the annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $250 million	0.7750
For the next $500 million	0.7625
For the next $1 billion	0.7500
For net assets over $2 billion	0.7250

Effective August 1, 2017, the annual Fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
First $125 million	0.8800%
Next $125 million	0.8675
Next $250 million	0.8550
Next $500 million	0.8425
Next $1 billion	0.8300
Next $3 billion	0.8050
Next 2.5 billion	0.7800
Next 2.5 billion	0.7675
Assets of $10 billion and greater	0.7550

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of September 30, 2017, the complex-level fee rate for the Fund was 0.1599%.

Gresham manages the commodity investments of the Subsidiary on a discretionary basis, subject to the supervision of the Adviser. The Subsidiary does not pay the Adviser or Gresham a management fee for their services. The Subsidiary has also entered into separate contracts for the provision of custody and transfer agency services and pay custody, transfer agency, trustees and legal expenses. The Fund, as the sole shareholder of the Subsidiary, will bear the costs of these services, which will ultimately be borne by shareholders of the Fund.

The Adviser has agreed to waive fees and/or reimburse expenses of the Fund through July 31, 2019, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund’s average net assets. The expense limitation may be terminated or modified prior to July 31, 2019 only with the approval of the Board.

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$1,939
Paid to financial intermediaries (Unaudited)	1,690

36	NUVEEN

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$510

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$487

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to the shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

CDSC retained (Unaudited)	$—

8. Basis for Consolidation and Subsidiary Information

The Subsidiary was incorporated as a wholly-owned subsidiary acting as an investment vehicle of the Fund, in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. Under the Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary.

The Fund’s Consolidated Portfolio of Investments includes the portfolio holdings, including investments in derivatives, of the Fund and the Subsidiary. The Fund’s Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets include the accounts of the Fund and the Subsidiary, and all inter-fund transactions and balances have been eliminated.

The following table summarizes the structure, incorporation and relationship information of the Subsidiary, and certain financial information of the Subsidiary recognized in the consolidated financial statements referred to above.

Date of Incorporation	April 10, 2012

Fund Net Assets
Fund net assets	$96,980,166
Subsidiary % of Fund net assets	13.61%

Consolidated Financial Statement Information
Total assets	$13,240,403
Total liabilities	40,717
Net assets	13,199,686
Total investment income	30,120
Net investment income (loss)	(117,063)
Net realized gain (loss) from futures contracts	(348,867)
Change in net unrealized appreciation (depreciation) of futures contracts	2,782,914
Increase (decrease) in net assets	(1,449,250)

9. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period. The Unsecured Credit Line was not renewed after its scheduled Termination Date on July 27, 2017.

NUVEEN	37

Additional

Fund Information (Unaudited)

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Gresham Investment Management LLC

Near Term Active division

67 Irving Place

New York, NY 10003

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606 Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

38	NUVEEN

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Bloomberg Commodity Index: An unmanaged index that seeks to provide broadly diversified representation of commodity markets as an asset class. The index is made up of exchange-traded futures on physical commodities and currently represents 20 commodities. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15% or less than 2% of the index.

Commodity: A physical good, such as an agricultural product or metal, that is interchangeable with other goods of the same type. Commodity futures (contracts for the future delivery of a standardized amount of the commodity) are traded on exchanges such as the Chicago Board of Trade.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Commodities General Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Commodities General Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

NUVEEN	39

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Fund, including the performance of Nuveen Fund Advisors, LLC, the Fund’s investment adviser (the “Adviser”), and Gresham Investment Management LLC (“Gresham”) and Nuveen Asset Management, LLC (“NAM”), the Fund’s sub-advisers (collectively, the “Sub-Advisers”). As required by applicable law, after the initial term of the Fund following commencement of its operations, the Board is required to consider annually whether to renew the management agreement with the Adviser (the “Investment Management Agreement”) and the sub-advisory agreements with the Sub-Advisers (each, a “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the sub-advisers and their investment teams. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Fund and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and the Sub-Advisers (the Adviser and the Sub-Advisers are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Advisers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, the Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Fund and to consider the Adviser’s analysis of each Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund and the resulting performance of the Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as

40	NUVEEN

overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Fund. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds; (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Advisers to the Fund. The Sub-Advisers generally provided portfolio advisory services for the Fund. The Board reviewed the Adviser’s analysis of each Sub-Adviser which evaluated, among other things, the respective investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of each Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.

B. The Investment Performance of the Fund and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one- and three-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and a recognized or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the Fund’s performance.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in the Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser(s) manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

The Board noted that, although the Fund underperformed its benchmark in the one- and three-year periods, the Fund ranked in its Performance Peer Group in the third quartile in such periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed and considered, among other things, the gross management fee and, after taking into effect any expense limitation arrangement and/or fee waivers, the net management fee paid by the Fund. The Board further considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in the Fund as it directly reflected the costs of investing in the Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, the Fund’s gross and net advisory fees and net total expense ratio with those of its Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the Fund had a net management fee and net expense ratio below the average of its Peer Group.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Advisers, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds (with respect to Gresham), other investment companies that are not offered by Nuveen but are sub-advised by NAM, foreign investment companies offered by Nuveen, and collective investment trusts (with respect to NAM). The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds and the foreign investment companies offered by Nuveen. With respect to hedge funds, the Board noted that Gresham also assessed

42	NUVEEN

a performance fee for advising a hedge fund or account. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by NAM.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fee paid by the Adviser to each Sub-Adviser, however, was generally for portfolio management services. The Board noted such sub-advisory fee was more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Advisers from their relationships with the Nuveen funds. The Independent Board Members reviewed each Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. With respect to NAM, the Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for NAM for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were

NUVEEN	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as the Fund grows and the extent to which these economies were shared with the Fund and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Fund through its temporary expense cap. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions are allocated by the Sub-Advisers and, in the case of NAM, it may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized NAM may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Fund to the extent it enhances the ability of NAM to manage the Fund.

With respect to Gresham, it has not participated in soft dollar arrangements with respect to Fund portfolio transactions.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

44	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	175
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	175
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	175
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	175

NUVEEN	45

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	175
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	175
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	175
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	175
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	175

46	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	175
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	173

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	175

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	89
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	175

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Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	175
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	175
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	175
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	175
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	175
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	175
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	175
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	175

48	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	175
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	175

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	49

Notes

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen
, 333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-GRESH-0917P        304518-INV-Y-11/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP & KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP & KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended September 30, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	38,184	0	2,225	0
Nuveen Preferred Securities and Income Fund[5]	27,950	0	0	0
Nuveen NWQ Flexible Income Fund	27,950	0	0	0

Total	$94,084	$0	$2,225	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Formerly known as Nuveen Preferred Securities Fund.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities and Income Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	36,976	0	0	0
Nuveen Preferred Securities and Income Fund[5]	26,375	0	0	0
Nuveen NWQ Flexible Income Fund	26,375	0	0	0

Total	$89,726	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Formerly known as Nuveen Preferred Securities Fund.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0%	0%	0%	0%
Nuveen Preferred Securities and Income Fund	0%	0%	0%	0%
Nuveen NWQ Flexible Income Fund	0%	0%	0%	0%

Fiscal Year Ended September 30, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%
Fiscal Year Ended September 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust V	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	2,225	0	0	2,225
Nuveen Preferred Securities and Income Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$2,225	$0	$0	$2,225

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended September 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Gresham Diversified Commodity Strategy Fund	0	0	0	0
Nuveen Preferred Securities and Income Fund	0	0	0	0
Nuveen NWQ Flexible Income Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust V

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: December 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: December 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: December 7, 2017